SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
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[_]  Definitive Additional Materials

IVY FUNDS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Ivy Funds
Ivy Funds, Inc.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

A Message from the President of Ivy Funds and Ivy Funds, Inc.
to all Shareholders

November 19, 2008

Dear Shareholder:

     I am writing to ask for your vote, as a shareholder of one or more series of Ivy Funds and Ivy Funds, Inc. (the “Funds”), at the January 15, 2009 joint special meetings of Fund shareholders (“Meeting”). The purpose of the Meeting is to approve the reorganization of each Fund into a corresponding series (“New Fund”) of a newly established Delaware statutory trust (“Trust”).

     Each Board unanimously recommends approval of this proposal. The Boards believe that the reorganizations will offer a number of benefits to their respective Funds. Among other things, the reorganizations are intended to:

  Allow the Funds to operate under uniform, modern and flexible governing documents that are expected to increase operating efficiency.

  Update, standardize and streamline certain of the Funds’ investment restrictions.

     The reorganizations will not result in any increase in the management fees paid by any of the Funds. They will also not result in any material change in the investment objective(s) or principal investment strategies of any Fund. Immediately after the reorganizations: the investment manager, portfolio manager(s) and other service providers for each New Fund will be the same as they were for the corresponding Fund prior to its reorganization; the services provided by those service providers for a New Fund will be the same as they were for the corresponding Fund prior to its reorganization; and each New Fund will offer the same services to shareholders as are currently provided by the corresponding Fund.

     If the reorganizations are approved, it is anticipated that they will take effect during the first quarter of 2009. No sales load, commission or other transactional fee will be imposed on shareholders in connection with the reorganizations. The costs of the meeting and the reorganizations will be paid by the Funds and, as applicable, by the New Funds.

     Detailed information about the proposal is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or Internet. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive.

     Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the Meeting on January 15, 2009. To assist with the solicitation of proxies, we have engaged Broadridge, a proxy solicitation firm. As the meeting date approaches, if you have not voted your shares you may receive a phone call from them urging you to vote your shares.

     If you have any questions about the proposal or the voting instructions, please call Broadridge, at 1-866-776-7030, Ivy Client Services at 1-800-777-6472 or your financial advisor.

Sincerely,

Henry J. Herrmann
President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND
VOTE ON THE PROPOSAL

     While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q & A

Q: Why am I receiving the Proxy Statement?

A: You are receiving these proxy materials – a booklet that includes the Proxy Statement and the accompanying proxy card – because you have the right to vote on important proposals concerning your investment in the Funds. The enclosed proxy card(s) indicate each Fund in which you hold shares and the proposal you are being asked to approve.

Q: Why am I being asked to vote on this proposal?

A: The proposal requires shareholder approval. Your Board has approved the proposal, believes it is in shareholders’ best interests and recommends that you approve it.

Q: What am I being asked to vote “For” on this proxy?

A: Shareholders of the 12 Funds of Ivy Funds, Inc., which is currently organized as a Maryland corporation, and of the 17 Funds of Ivy Funds, which is currently organized as a Massachusetts business trust, are being asked to approve the reorganization of those Funds into 29 new series of Ivy Funds, a newly formed Delaware statutory trust, bearing the same name. The purpose of the reorganization is to reduce the administrative costs associated with operating Ivy Funds, Inc. and Ivy Funds as two separate legal entities. The reorganization will not change the Funds’ portfolio management personnel, their investment objectives and policies (other than the specific investment objective and policy changes described below), or create any tax consequences for either the Funds or their shareholders.

The Board of Directors and Board of Trustees each recommend that you vote “FOR” the proposal.

Q: How can I vote my proxy?

A: Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q: Will I have to pay any fees or expenses in connection with the proposed changes?

A: You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the Funds will bear the expenses associated with the reorganizations, including the costs of printing, mailing and tabulating and soliciting proxies. The Boards believe these costs will be more than offset by the increased operating and potential cost efficiencies created by standardizing the Funds’ corporate structure.

Q: Can I exchange or redeem my Fund shares before the proposed changes take effect?

A: You may exchange your Fund shares for shares of any other Fund or redeem your shares at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Please see your Fund’s prospectus for a discussion of tax consequences related to exchanges and redemptions.

Q: Whom should I call for further information?

A: If you need more information, or have any questions about voting, please call Broadridge at 1-866-776-7030, Ivy Client Services at 1-800-777-6472 or your financial advisor.

It is important that you vote your proxy promptly. Please help keep the costs of this proxy solicitation reasonable by voting today.

IVY FUNDS (the “Existing Trust”)
IVY FUNDS, INC. (the “Corporation”)
(Each an “Investment Company” and collectively,
the “Investment Companies”)
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 15, 2009
_______________________

     A Special Meeting of shareholders of each series of the Investment Companies (each series, a “Fund” and collectively, the “Funds”) on the attached list will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 4:00 pm, Central time, on January 15, 2009. At the Special Meeting, shareholders will be asked to approve the reorganization of each series of the Corporation and each series of the Existing Trust into a new series of a newly formed Delaware statutory trust bearing the same name and to transact any other business that properly comes before the Special Meeting.

     Please read the enclosed joint proxy statement carefully for information concerning the proposal to be placed before the Special Meeting or any adjournments or postponements thereof.

     The Board of Directors of the Corporation and the Board of Trustees of the Existing Trust each recommends that shareholders vote “FOR” the proposal.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of each Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the proposal.

     Shareholders of record at the close of business on October 31, 2008 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Trustees
and Board of Directors,

Mara Herrington
Secretary

November 19, 2008
Overland Park, Kansas

FUNDS PARTICIPATING IN THE SPECIAL MEETING
To be held on January 15, 2009

Ivy Funds	Ivy Funds, Inc.
Ivy Balanced Fund	Ivy Asset Strategy Fund
Ivy Bond Fund	Ivy Capital Appreciation Fund
Ivy Cundill Global Value Fund	Ivy Core Equity Fund
Ivy Dividend Opportunities Fund	Ivy Energy Fund
Ivy European Opportunities Fund	Ivy High Income Fund
Ivy Global Natural Resources Fund	Ivy Large Cap Growth Fund
Ivy Global Bond Fund	Ivy Limited-Term Bond Fund
Ivy International Growth Fund	Ivy Mid Cap Growth Fund
Ivy International Balanced Fund	Ivy Money Market Fund
Ivy International Core Equity Fund	Ivy Municipal Bond Fund
Ivy Managed European/Pacific Fund	Ivy Science and Technology Fund
Ivy Managed International	Ivy Small Cap Growth Fund
Opportunities Fund
Ivy Mortgage Securities Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund
Ivy Small Cap Value Fund
Ivy Value Fund

IVY FUNDS
IVY FUNDS, INC.

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000
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JOINT PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 15, 2009
____________________

November 19, 2008

     This joint proxy statement (“Proxy Statement”) provides you with information you should review before voting on the matter listed in the Notice of Special Meeting for each series (each a “Fund” and collectively, the “Funds”) of Ivy Funds (the “Existing Trust”) and Ivy Funds, Inc. (the “Corporation” and together with the Existing Trust, the “Investment Companies” or the “Ivy Family of Funds”). The board of trustees of the Existing Trust (the “Board of Trustees”) and the board of directors of the Corporation (the “Board of Directors” and together with the Board of Trustees, the “Boards”) are soliciting your vote for a Special Meeting of shareholders of the Funds (the “Special Meeting”) to be held at 6300 Lamar Avenue, Overland Park, Kansas on January 15, 2009 at 4:00 pm Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies
     The Boards are soliciting votes from shareholders of the Funds by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about November 19, 2008. Shareholders of record at the close of business on October 31, 2008 (the “record date”) are entitled to vote at the Special Meeting.

     The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

OVERVIEW

     This Proxy Statement covers one proposal: the approval of the reorganization of each series of the Corporation and each series of the Existing Trust into a new series of a newly formed Delaware statutory trust (the “Reorganization”).

     Reasons for the Proposed Changes. The Boards have approved a Reorganization of each series of the Corporation and each series of the Existing Trust into a new series of a newly formed Delaware statutory trust bearing the same name. You will be asked to approve the Reorganization at the Special Meeting. The purpose of the Reorganization is to reduce the administrative costs associated with operating the Existing Trust and the Corporation as two separate legal entities.

     The Reorganization is discussed thoroughly in this Proxy Statement. We urge you to read the Proxy Statement carefully.

THE BOARD OF DIRECTORS AND THE BOARD OF TRUSTEES EACH RECOMMENDS THAT
YOU VOTE “FOR” THE REORGANIZATION.

______________________

PROPOSAL
______________________

     Introduction. The Corporation is organized as a corporation under the laws of the State of Maryland. The Existing Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. On August 27, 2008, the Board of Directors and Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) in the form attached hereto as Exhibit A. The Reorganization Agreement provides for the reorganization of each series of the Corporation and each series of the Existing Trust into a corresponding series of Ivy Funds, a newly formed Delaware statutory trust (the “New Trust”).

     The purpose of the Reorganization is to simplify the corporate structure of the Ivy Family of Funds. The Funds’ investment adviser, IICO, believes that the standardization of documents and operational policies will help to promote operational efficiencies, allocate work flows more effectively and allow for future changes, which should benefit the Funds through cost efficiencies that may lower the Funds’ operating costs. The Reorganization is a cost saving measure that will reduce the administrative costs associated with, among other things, operating two separate legal entities under the laws of different states, and will not change the Funds’ portfolio management personnel or their investment objectives, or create any tax consequences for either the Funds or their shareholders. Each of the Board of Directors and the Board of Trustees recommends that you vote “for” the Reorganization.

     How the Reorganization Will Be Accomplished. The Reorganization Agreement sets forth the steps of the Reorganization as described below:

  each series of the Corporation and each series of the Existing Trust (an “Existing Fund”) will transfer all of its assets to a new series of the New Trust (a “New Fund”) that has the identical name, in exchange for the corresponding New Fund assuming all of the liabilities and duties of the Existing Fund;

  each New Fund will issue to each corresponding Existing Fund the number of shares of the New Fund equal to the number of and value of shares of the Existing Fund;

  as the sole shareholders of the New Trust, the Existing Funds will:

    approve a proposed new investment advisory agreement between the New Trust and IICO, a copy of which is attached as Exhibit C;

    ratify the election of the trustees of the New Trust; and

    ratify the selection of the New Trust’s auditor.

  each New Fund will adopt revised investment restrictions, as described below under “Changes to Each Fund’s Fundamental Investment Restrictions;”

  certain New Funds will succeed to a uniform amended Rule 12b-1 Plan described below under “Amended and Restated Distribution and Service Plan Pursuant to Rule 12b-1” that the other Funds currently operate under;

  as applicable, certain New Funds will implement the manager-of-managers authority described below under “Manager of Managers Structure;”

  each Existing Fund that you own shares of will distribute to you the number of shares of the corresponding New Fund (including fractional shares) equal in number and value to the shares of the Existing Fund you own; and

  the Corporation and the Existing Trust will subsequently be dissolved and terminate; the Corporation will file Articles of Dissolution with the Maryland State Department of Assessments and Taxation, and the Existing Trust will file Articles of Dissolution with the Massachusetts State Department of Assessments and Taxation.

     If the Reorganization is approved at the Special Meeting, the effective date of the Reorganization is expected to be shortly after the Special Meeting.

     Certain Comparative Information on the Corporation, the Existing Trust and the New Trust. As a Delaware statutory trust, the New Trust’s operations are governed by its declaration of trust (the “New Declaration of Trust”) and By-laws and by Delaware law. In contrast, the Corporation’s operations are governed by its Articles of Incorporation, as amended, and By-laws and Maryland law, and the Existing Trust’s operations are governed by its declaration of trust (the “Existing Declaration of Trust”) and By-laws and by Massachusetts law.

     Set forth below is a summary of certain differences among the three forms of organization and governing corporate documents. This discussion is only a summary of certain of the differences between (i) the New Trust, the New Declaration of Trust and By-laws and Delaware law, (ii) the Corporation, its Articles of Incorporation and By-laws and Maryland law and (iii) the Existing Trust, the Existing Declaration of Trust and By-laws and Massachusetts law. It is not a complete list of differences. You may refer to the provisions of the New Declaration of Trust, New Trust By-laws and Delaware law, the Articles of Incorporation, as amended and restated, By-laws of the Corporation and Maryland law, and the Existing Declaration of Trust, Existing Trust By-laws and Massachusetts law for a more thorough comparison. You can obtain a copy of the New Declaration of Trust and New Trust By-laws, the Articles of Incorporation and By-laws of the Corporation and the Existing Declaration of Trust

and Existing Trust By-laws without charge by contacting the Secretary of the Funds at the address shown above. The New Trust, the Corporation, the Existing Trust and the Funds each are subject to the Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations thereunder.

     The New Trust. The New Trust was formed as a Delaware statutory trust on November 13, 2008.

     Board Composition. The New Trust’s Board of Trustees is comprised of the same members as the Corporation’s Board of Directors and the Existing Trust’s Board of Trustees.

     Shares. The shares of beneficial interest of the New Trust and the Existing Trust (and each series thereof) are transferable. The New Trust and the Existing Trust can issue an unlimited number of shares of beneficial interest. Under the Articles of Incorporation, as amended, the Corporation is authorized to issue up to six billion (6,000,000,000) shares at $0.01 par value per share. Each share of any series of the New Trust, the Corporation and the Existing Trust represents an equal proportionate interest in the assets owned by, and the liabilities of, that series and shall not extend to the assets of the New Trust, the Corporation or the Existing Trust separately or of any other series thereof. As such, each share of any series of the New Trust, the Corporation or the Existing Trust is entitled to dividends and distributions when and as declared by the Board of Trustees or Board of Directors, as applicable, with respect to such series.

     Classes of Shares. The Funds of the Corporation are authorized to offer one class of shares: namely, common stock. Under both the New Declaration of Trust and the Existing Declaration of Trust, the Board of Trustees has the authority to divide the shares into shares of one or more series, and to divide each series into two or more classes of shares.

     Rule 12b-1 Plan. Both the Corporation and the Existing Trust have adopted a Rule 12b-1 Plan. As described more fully below under “Amended and Restated Distribution and Service Plan Pursuant to Rule 12b-1,” if the Reorganization is approved, shareholders of certain Funds of the Trust will be ratifying an amendment to the Existing Trust’s Rule 12b-1 Plan to change the payment mechanism of that plan from reimbursement-based to compensation-based. The Corporation’s current Rule 12b-1 Plan calls for all distribution and service fees to be paid in a compensation-based format, irrespective of the amount of distribution and service fees expended. Should the Reorganization be approved, each series of the Corporation and each series of the Existing Trust will succeed to the New Trust’s Rule 12b-1 Plan, which will be substantially similar to the Corporation’s current Rule 12b-1 Plan and the Existing Trust’s proposed amended Rule 12b-1 Plan, as described above.

     Shareholder Voting Rights. Under the Maryland General Corporation Law (the “Maryland Code”), a Maryland corporation registered under the 1940 Act is not required to hold annual meetings unless so required by the 1940 Act. Under Massachusetts law, the Existing Trust is not required to hold annual shareholder meetings. Under Delaware law, the New Trust is not required to hold annual shareholder meetings. Under the New Declaration of Trust and the 1940 Act, however, shareholder meetings are required to be called for various purposes, such as electing or removing Trustees of the New Trust (although Trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders, subject to certain restrictions in the 1940 Act), changing fundamental investment restrictions, approving or disapproving an investment advisory contract, and ratifying or rejecting a selection of different auditors. Any matter submitted to a vote of the New Trust’s shareholders is voted by series unless otherwise required by the 1940 Act or as determined by the Board of Trustees.

     The By-laws of the Existing Trust and the Corporation provide that a meeting of shareholders shall be called upon the written request of shareholders representing 10% of the outstanding shares entitled to vote. The By-laws of the New Trust provide that a meeting of shareholders shall be called upon the written request of shareholders representing 25% (or 10% to the extent required by Section 16(a) of the 1940 Act) of the outstanding shares entitled to vote. The Maryland Code and the By-laws of the Corporation provide that written notice of a shareholder meeting must be given at least 10 days, but not more than 90 days, before the meeting. The Existing Declaration of Trust provides that written notice of a shareholder meeting must be given at least seven days before the meeting. The By-laws of the New Trust provide that written notice of a shareholder meeting must be given at least ten days before the meeting.

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund of the New Trust, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund of the New Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the New Trust.

     The New Trust’s shares do not have cumulative voting rights, and, accordingly, the holders of more than 50% of the outstanding shares could elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Currently, a quorum for the Existing Trust is a majority of the shares entitled to be voted, except that where any provisions of law or of the Existing Declaration of Trust permit or require that holders of any series shall vote as a series or any class of shares shall vote as a class, then a majority of the aggregate number of shares of that series or class entitled to vote shall constitute a quorum. Under both the By-laws of the Corporation and the New Declaration of Trust, a quorum is generally one third of the shares entitled to vote at a meeting.

     The By-laws of the Corporation provide that if a quorum is not present at a shareholder meeting, the holders of a majority of the shares entitled to vote who are present in person or represented by proxy may adjourn the meeting to a date not more than 120 days after the original record date. The Existing Declaration of Trust provides that if a quorum is not present at a shareholder meeting, the holders of a majority of the shares entitled to vote who are present in person or represented by proxy may adjourn the meeting until a quorum exists. Under the Bylaws of the New Trust, a shareholder meeting may be adjourned by the chairman of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting or the failure of any proposal to receive sufficient votes for approval.

     Under both the New Declaration of Trust and the Existing Declaration of Trust, each Trustee serves until the next meeting of shareholders, if any, called for the purpose of re-electing Trustees or electing successors to such Trustees and until the election and qualification of his successor, or until he sooner dies, resigns, becomes incapacitated or is removed by a vote of shareholders of the New Trust or Existing Trust, as applicable, holding not less than two-thirds of the shares then outstanding or by a vote of a majority of the Trustees then in office (with respect to the Existing Trust, a vote of two-thirds of the Trustees then in office is required to remove a Trustee).

     Pre-Emptive Rights. Shareholders of the Existing Funds have no pre-emptive rights under either the Articles of Incorporation or the Existing Declaration of Trust. Similarly, shareholders of the New Funds will not have pre-emptive rights under the New Declaration of Trust.

     Liability of Shareholders. Under Delaware law, the New Trust’s shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. In addition, the New Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the New Trust for acts or obligations of the New Trust, which are binding only on the assets and property of the New Trust. The New Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the New Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the New Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the New Trust is liable for the obligations of any other series of the New Trust. The shareholder liability provisions of the New Declaration of Trust, as described above, are substantially similar to the shareholder liability provisions contained in the Existing Declaration of Trust.

     As owners of a Maryland corporation, the Corporation’s shareholders have no personal liability for the Funds’ acts or obligations, except that a shareholder may be liable to the extent that: (i) the purchase price of his shares has not been received by the Fund in the amount or manner required by Maryland law; (ii) he knowingly receives a dividend or distribution made contrary to Maryland law; or (iii) with his knowledge, the consideration to him from the Fund upon redemption of his shares was paid in violation of Maryland law.

     Liability of Directors and Trustees. Under both the New Declaration of Trust and the Existing Declaration of Trust, the Trustees are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as Trustees and not for errors of judgment or mistakes of fact or law. Under the Maryland Code, directors have no liability if they perform their duties as a director (a) in good faith, (b) in a manner they reasonably believe to be in the best interests of the corporation, and (c) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

     Indemnification of Directors/Trustees And Officers. Under both the New Declaration of Trust and the Existing Declaration of Trust, Trustees and officers will be indemnified against liabilities and expenses incurred in connection with the defense or disposition of any proceeding in which they are involved by reason of their position with the New Trust or the Existing Trust, as applicable, except that they are not indemnified against liabilities or expenses arising from conduct adjudicated to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or with respect to any matter as to which the Trustee shall have been adjudicated not to have acted in good faith in the reasonable belief that the action was in the best interests of the Trust. The New Trust or the Existing Trust, as applicable, may also advance money for these expenses, provided that the Trustee or officer undertakes to repay the Trust if his conduct is later adjudicated to preclude indemnification and certain other conditions are met.

     Maryland law provides that the Corporation may indemnify any director or officer made a party to a proceeding as a result of his status as such unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Maryland law permits the Corporation to advance reasonable expenses to a director or officer if the Corporation has received (i) a written affirmation by the director or officer of his good faith belief that indemnification is warranted under the law and (ii) a written undertaking to repay the amount of the indemnification if it is determined that the indemnification is not warranted.

     Appraisal Rights. As a shareholder of any of the Funds, you will not have appraisal rights in connection with the Reorganization. Under the New Declaration of Trust, shareholders will not have appraisal rights.

     Expenses. The Corporation and the Existing Trust will bear the costs of the Reorganization, but we believe that these costs will be offset by the cost efficiencies that the Reorganization is expected to create over time.

     Federal Income Tax Consequences. It is anticipated that the transactions contemplated by the Reorganization Agreement will be tax-deferred for federal income tax purposes. The Corporation, the Existing Trust and the New Trust will seek to obtain an opinion from Bell, Boyd & Lloyd LLP, counsel to the Ivy Family of Funds, that under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Corporation, the Existing Trust, the New Trust, or the shareholders of the Corporation or the Existing Trust. A shareholder’s aggregate adjusted basis for tax purposes in shares of the New Funds after the Reorganization will be the same as the shareholder’s aggregate adjusted basis for tax purposes in the shares of the Existing Funds immediately before the Reorganization. The holding period of the shares of the New Funds received by a shareholder of an Existing Fund will include the holding period of shares of the Existing Fund exchanged therefor, provided that at the time of the exchange the shareholder held the shares as capital assets.

     Ratification of the Election of Trustees. By voting in favor of the Reorganization, shareholders of the Funds, in their capacity as initial shareholders of the New Trust, will be ratifying the election of the Board of Trustees. The affairs of the New Trust are managed by a Board of Trustees rather than a Board of Directors as under Maryland law. Eight individuals have been nominated to serve as trustees of the New Trust. Each of those individuals currently serves on the Board of Directors of the Corporation and the Board of Trustees of the Existing Trust. Additional information regarding the current Board of Directors of the Corporation and Board of Trustees of the Existing Trust is available in the Funds’ statements of additional information.

     Ratification of the Selection of the Auditors for the New Funds. By voting in favor of the Reorganization, shareholders of the Funds, in their capacity as initial shareholders of the New Trust, will be ratifying the selection of Deloitte & Touche LLP as auditors for the New Trust for the fiscal year ending March 31, 2009. Deloitte & Touche LLP currently serves as auditors of the Funds. Deloitte & Touche LLP has no direct or indirect financial interest in the Funds or the New Trust, except as auditors and independent accountants.

     Ratification of the Approval of the Investment Advisory Agreement. By voting in favor of the Reorganization, shareholders of the Funds, in their capacity as initial shareholders of the New Trust, will be ratifying the approval of a proposed new investment advisory agreement between the New Trust and IICO, a copy of which is attached as Exhibit C (the “New Advisory Agreement”). The New Advisory Agreement is substantially similar to the current investment advisory agreements between IICO and the Corporation or the Existing Trust, as applicable.

     Ratification of the Approval of the Rule 12b-1 Plan. By voting in favor of the Reorganization, shareholders of the Funds, in their capacity as initial shareholders of the New Trust, will be ratifying the approval of the New Trust’s Rule 12b-1 Plan, which is substantially similar to the Corporation’s current Rule 12b-1 Plan and the Existing Trust’s proposed amended Rule 12b-1 Plan, as described below under “Amended and Restated Distribution and Service Plan Pursuant to Rule 12b-1.” As such, shareholders of series of Corporation and the Existing Trust would not experience any change in the maximum allowable Rule 12b-1 fees that they may pay as a result of the series of the Corporation and the Existing Trust becoming series of the New Trust.

     Ratification of the Approval of the Funds’ Investment Restrictions. By voting in favor of the Reorganization, shareholders of the Funds, in their capacity as initial shareholders of the New Trust, will be ratifying the approval of revised fundamental investment restrictions for the Funds, as described below under the section entitled “Changes to Each Fund’s Fundamental Investment Restrictions.”

     Elimination of Advisor Class Shares; Conversion into Class I Shares. If the Reorganization is approved, each Existing Fund’s outstanding Advisor Class shares will automatically convert into Class I shares of the corresponding New Fund, and the Advisor Class will cease to exist. Each Fund’s converted Advisor Class shares will be subject to the same management fees, and current Advisor Class shareholders will not face any tax consequences as a result of the conversion. However, as a result of the conversion, an Advisor Class shareholder may experience higher expenses as a shareholder of Class I shares. For comparison purposes, the current expenses, as of September 30, 2008, of Advisor Class and Class I shares of each Fund that offers Advisor Class shares are shown separately in the table below, along with the projected expenses of the combined Advisor Class and Class I shares that would result if the Reorganization were approved:

Ivy Cundill Global Value Fund
			Pro Forma
	Current	Current	Combined
	Class I	Advisor Class	Advisor
	(as of 9/30/08)	(as of 9/30/08)	Class/Class I
Annual Fund Operating Expenses
(expenses deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service Fees (12b-1)	0.00%	0.00%	0.00%
Other Expenses
Common Expenses	0.12%	0.12%	0.12%
Transfer Agency Expenses	0.18%	0.07%	0.17%
Other	0.00%	0.01%	0.00%
Total Other Expenses	0.30%	0.20%	0.29%
Total Annual Operating Expenses	1.30%	1.20%	1.29%

Ivy European Opportunities Fund
			Pro Forma
	Current	Current	Combined
	Class I	Advisor Class	Advisor
	(as of 9/30/08)	(as of 9/30/08)	Class/Class I
Annual Fund Operating Expenses
(expenses deducted from Fund assets):
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service Fees (12b-1)	0.00%	0.00%	0.00%
Other Expenses
Common Expenses	0.14%	0.14%	0.14%
Transfer Agency Expenses	0.15%	0.18%	0.15%
Other	0.00%	0.02%	0.00%
Total Other Expenses	0.29%	0.34%	0.29%
Total Annual Operating Expenses	1.24%	1.29%	1.24%

Ivy Global Natural Resources Fund
			Pro Forma
	Current	Current	Combined
	Class I	Advisor Class	Advisor
	(as of 9/30/08)	(as of 9/30/08)	Class/Class I
Annual Fund Operating Expenses
(expenses deducted from Fund assets):
Management Fees	0.81%	0.81%	0.81%
Distribution and/or Service Fees (12b-1)	0.00%	0.00%	0.00%
Other Expenses
Common Expenses	0.07%	0.07%	0.07%
Transfer Agency Expenses	0.15%	0.13%	0.15%
Other	0.00%	0.02%	0.00%
Total Other Expenses	0.22%	0.22%	0.22%
Total Annual Operating Expenses	1.03%	1.03%	1.03%

Ivy Pacific Opportunities Fund
			Pro Forma
	Current	Current	Combined
	Class I	Advisor Class	Advisor
	(as of 9/30/08)	(as of 9/30/08)	Class/Class I
Annual Fund Operating Expenses
(expenses deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service Fees (12b-1)	0.00%	0.00%	0.00%
Other Expenses
Common Expenses	0.22%	0.22%	0.22%
Transfer Agency Expenses	0.15%	0.16%	0.15%
Other	0.00%	0.02%	0.00%
Total Other Expenses	0.37%	0.40%	0.37%
Total Annual Operating Expenses	1.37%	1.40%	1.37%

     The following examples are intended to help you compare the cost of investing in the shares of the Funds with the cost of investing in other mutual funds. The examples assume that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same (except for the conversion of Advisor Class shares into Class I shares that would result if the Reorganization were approved). The current example reflects each Fund’s current Advisor Class expenses as of September 30, 2008. The pro forma example reflects each Fund’s pro forma combined Advisor Class/Class I expenses that would result if the Reorganization were approved. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Ivy Cundill Global Value Fund

     You would pay the following expenses regardless of whether you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Current
Advisor Class	$122	$381	$660	$1,455

Pro Forma
Combined Advisor
Class/Class I	$131	$409	$708	$1,556

Ivy European Opportunities Fund

     You would pay the following expenses regardless of whether you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Current
Advisor Class	$131	$409	$708	$1,556

Pro Forma
Combined Advisor
Class/Class I	$126	$393	$681	$1,500

Ivy Global Natural Resources Fund

     You would pay the following expenses regardless of whether you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Current
Advisor Class	$105	$328	$569	$1,259

Pro Forma
Combined Advisor
Class/Class I	$105	$328	$569	$1,259

Ivy Pacific Opportunities Fund

     You would pay the following expenses regardless of whether you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Current
Advisor Class	$143	$443	$766	$1,680

Pro Forma
Combined Advisor
Class/Class I	$139	$434	$750	$1,646

     The Board considered that the shareholders of Ivy Cundill Global Value Fund would incur higher expenses as a result of the elimination of the Advisor Class. However, based on the small number of Advisor Class shareholders and the long-term savings and ease of administration that would be achieved from the elimination of the Advisor Class, the Board determined that the conversion of that Class into Class I for these Funds was in the best interests of all the Funds’ shareholders.

     Vote Required. Approval of the Reorganization requires an affirmative vote of a majority of the outstanding shares of each series of the Corporation and each series of the Existing Trust.

     Board Recommendation. Each of the Board of Directors and Board of Trustees of the Existing Trust has conducted a thorough review of the potential implications of the Reorganization for each Fund. The Directors and Trustees who are not “interested persons” (as defined in the 1940 Act) of the Corporation or the Existing Trust, as applicable (the “Independent Trustees”) were assisted in their review by their independent legal counsel. The Independent Trustees met on several occasions to review and discuss the Reorganization, both among themselves and with representatives of IICO. In the course of their review, the Independent Trustees requested and received substantial additional information.

     On August 27, 2008, each Board, including all of the Independent Trustees, approved the terms of the Reorganization on behalf of each applicable Fund. Each Board also agreed to recommend that the Reorganization be approved by the applicable Fund’s shareholders. In determining to recommend that the shareholders of each applicable Fund approve the Reorganization, each Board considered, among others, the factors described below:

  the terms and conditions of the Reorganization as set forth in the Reorganization Agreement;

  the expected future asset levels and viability of the New Funds;

  a comparison of the investment objectives, restrictions, and policies of the Existing Funds and the New Funds;

  a comparison of the operating expenses and shareholder fees and services of the Existing Funds and the New Funds, including the anticipated annual fund operating expenses and shareholder fees of, and services provided to, the New Funds; and

  the fact that the Reorganization is expected to have no direct or indirect federal income tax consequences to the Funds’ shareholders.

     Based on all of the foregoing, each Board concluded that each applicable Fund’s participation in the Reorganization would be in the best interests of the Fund and its shareholders and that the consummation of the Reorganization will not result in the dilution of the current interest of any such shareholders.

     If shareholders do not approve the Reorganization, the Existing Funds will continue in business as series of the Corporation or the Existing Trust, as applicable.

THE BOARDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS
VOTE “FOR” THE REORGANIZATION

Changes to Each Fund’s Fundamental Investment Restrictions

     Introduction. The 1940 Act requires each Fund to adopt fundamental investment policies with respect to several specific types of activities, including a Fund’s ability to (1) borrow money; (2) issue senior securities; (3) engage in the business of underwriting securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. In the past, mutual funds (including certain of the Funds) have adopted fundamental investment policies with respect to other activities, even though those are not required by law. The 1940 Act requires that any modification or elimination of a Fund’s fundamental investment policies be approved by the Fund’s shareholders.

     Currently, some of the Funds have fundamental policies that either are not required by law or are more restrictive than the law requires. Further, the policies on any given investment practice vary, sometimes considerably, from Fund to Fund

     The Boards have reviewed the Funds’ current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. By voting in favor of the Reorganization, you will be ratifying revisions to certain fundamental policies and the elimination of other fundamental policies for your Fund(s). Similarly, as discussed below, shareholders of Funds with investment objectives that cannot be changed without shareholder approval will be ratifying the reclassification of those investment objectives as non-fundamental if the Reorganization is approved. (Of course, the Funds will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses and/or statements of additional information.)

     The Boards believe these changes are in the best interests of shareholders because having unduly restrictive fundamental policies may prevent the Boards from reacting quickly to events when it is in the interests of shareholders to do so and may require the Boards to submit changes in such policies for shareholder approval. The Boards also believe that it is in the best interests of the Funds and the shareholders to minimize the time and expense of shareholder meetings when not required by law. In addition, the revised fundamental policies provide consistency and uniformity across the Funds to the extent possible. The revised fundamental policies are expected to facilitate the management of the Funds’ portfolios and simplify the process of monitoring compliance with the Funds’ fundamental policies.

     Current and revised fundamental policies. The fundamental policies that will apply to each Fund if the Reorganization is approved appear at the beginning of the discussion relating to that policy. Following each revised policy, there is a chart that includes a description of each Fund’s current fundamental policy, if any. For convenience, Funds are grouped together in those charts based on similarities in their current fundamental policies. You should look for the charts containing the existing fundamental policies for your Fund or Funds, as the case may be, and compare those policies to the revised policies.

     Please note that the current policies presented below may not include the exact wording of the Funds’ fundamental policies. For example, grammatical differences, such as the use of singular versus plural and other immaterial variations in wording, are not reflected, and paragraph numbers in some fundamental policies that refer to other fundamental policies have been replaced with descriptions of the referenced policies.

     Purpose of having revised fundamental policies for the New Funds. The revised fundamental policies also are intended to provide the New Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It also is possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the New Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the New Funds engage in new investment practices they may be subject to additional risks. As noted below, before a material change is made in a New Fund’s investment practices in response to the revised policies, the Board of the New Trust will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

     The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the New Funds. These authorities could include courts. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the New Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

     Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

     Each New Fund has an investment objective or objectives as well as fundamental policies. The revised fundamental policies do not affect the New Funds’ investment objectives, which remain unchanged (although the investment objective of certain New Funds will be reclassified as non-fundamental; see Revision 9).

     The revised fundamental policies will give many of the New Funds an increased ability to engage in certain investment practices, as described in more detail below (although for some New Funds only technical or minor wording changes are in effect for certain policies). If a particular New Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that New Fund. Certain of the increased risks to the New Funds are described below. The actual investment practices of the New Funds currently are not expected to change as a result of the revised policies. It is expected that each New Fund will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Boards or IICO. A New Fund’s investment practices, however, could change in the future and for various reasons. Before a material change is made in a New Fund’s investment practices in response to the revised policies, the Board will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change.

Revision 1: Fundamental policy relating to borrowing money.

Fund affected: All Funds.

     Revised fundamental policy. If shareholders approve the Reorganization, the effect will be that each Fund’s fundamental policy on the borrowing of money will read as follows for the corresponding New Fund:

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC’s staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Funds’ current fundamental policies on the borrowing of money are as follows:

Fund	Current Fundamental Policy
Ivy Asset Strategy Fund Ivy High Income Fund Ivy Large Cap Growth Fund Ivy Capital Appreciation Fund	The Fund may borrow money only for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of Ivy Asset Strategy Fund’s total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, three days means three days, exclusive of Sundays and holidays.

Ivy Core Equity Fund Ivy Energy Fund Ivy Limited-Term Bond Fund Ivy Mid Cap Growth Fund Ivy Money Market Fund Ivy Municipal Bond Fund Ivy Science and Technology Fund Ivy Small Cap Growth Fund

Each Fund may not borrow money, except that these Funds may borrow money (and pledge assets in connection therewith) from banks for temporary, extraordinary or emergency purposes but only up to 5% of their respective total assets (10% of the total assets of Ivy Money Market Fund).

Ivy Money Market Fund may not pledge, mortgage, or hypothecate assets as security for indebtedness except to secure permitted borrowings.

Ivy Managed European/ Pacific Fund Ivy Managed International Opportunities Fund	The Fund may not borrow money, except as permitted under the 1940 Act, and then not in excess of one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

Fund	Current Fundamental Policy
Ivy Cundill Global Value Fund Ivy European Opportunities Fund Ivy Global Natural Resources Fund Ivy International Growth Fund Ivy International Core Equity Fund Ivy Pacific Opportunities Fund	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Ivy Dividend Opportunities Fund

The Fund may not borrow for leveraging or investment. The Fund may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Fund’s total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Ivy Global Bond Fund	The Fund may not borrow for investment purposes, that is, to purchase securities. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets.

Ivy Balanced Fund Ivy Bond Fund Ivy International Balanced Fund Ivy Mortgage Securities Fund Ivy Real Estate Securities Fund Ivy Small Cap Value Fund Ivy Value Fund	Each Fund may borrow money only for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of a Fund’s total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

     Discussion. All mutual funds are required to have a fundamental policy governing the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

     Currently, the borrowing policies of certain Funds limit borrowings to 5% of total assets, while the policies of other Funds limit borrowings to a higher percentage up to one-third of total assets. In addition, certain Funds may borrow only from banks and/or only for limited purposes such as the funding of shareholder redemption requests. Certain Funds’ policies also limit the ability to purchase securities when borrowings are outstanding and/or limit the ability to pledge assets. The Funds’ current borrowing policies are disclosed in their statements of additional information. The revised policy will permit the New Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that borrowings be made only from banks and restrictions that limit the purchase of securities when loans are outstanding.

     As noted above, the revised policy will be interpreted to permit a New Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

     If the Reorganization is approved, certain New Funds will be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. For example, certain of the Funds currently are not permitted to use leverage to attempt to increase income. Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. With respect to investments in reverse repurchase agreements, a Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

     IICO has advised the Boards that the New Fund’s fundamental policy on borrowing is not expected to affect materially the manner in which the New Fund’s investment program is conducted at this time, as reflected in the New Fund’s current prospectus and statement of additional information. Before a material change is made in a New Fund’s investment practices in response to this revised policy, the New Trust’s Board will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Revision 2: Fundamental policy relating to underwriting.

Funds affected: All Funds.

     Revised fundamental policy. If shareholders approve the Reorganization, the effect will be that each Fund’s fundamental policy on the underwriting of securities of other issuers will read as follows for the corresponding New Fund:

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

Current fundamental policies. The Funds’ current fundamental policies on underwriting are as follows:

Fund	Current Fundamental Policy

Ivy Asset Strategy Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

No Fund may engage in the underwriting of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws.

Fund	Current Fundamental Policy
Ivy Managed European/ Pacific Fund Ivy Managed International Opportunities Fund

The Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of portfolio securities.

Ivy Cundill Global Value Fund Ivy European Opportunities Fund Ivy Global Natural Resources Fund Ivy International Growth Fund Ivy International Core Equity Fund Ivy Pacific Opportunities Fund

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Ivy Dividend Opportunities Fund	The Fund may not engage in the underwriting of securities of other issuers.

Ivy Global Bond Fund	The Fund may not engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities.

Ivy Balanced Fund Ivy Bond Fund Ivy International Balanced Fund Ivy Mortgage Securities Fund Ivy Real Estate Securities Fund Ivy Small Cap Value Fund Ivy Value Fund

The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

     Discussion. All mutual funds are required to have a fundamental policy relating to engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Subject to certain exceptions, no Fund currently is permitted to act as an underwriter. The Funds’ current underwriting policies are disclosed in their statements of additional information. The revised policy will permit the New Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940

Act and related interpretations, as in effect from time to time, and thus will give the New Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each New Fund.

     Provisions under the Securities Act of 1933, as amended (the “1933 Act”), deem certain persons to be “underwriters” if those persons purchase a security from an issuer and later sell it. If a New Fund is deemed to be an underwriter because it purchases a security and later resells it, it may be liable under the 1933 Act for material omissions or misstatements in an issuer’s registration statement or prospectus. Although it is not believed that the application of any of these 1933 Act provisions would cause a New Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a New Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the New Fund may be considered to be an underwriter under the 1933 Act. This interpretation is consistent with the current fundamental policies of many Funds, which include an exception that permits the Fund to dispose of portfolio securities even if, as a result of such disposition, the Fund would be deemed to be an underwriter.

     Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. Many Funds may from time to time invest in restricted securities. For those Funds investing in restricted securities, there may be a limited market for those securities. If those securities are registered under the 1933 Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability.

     IICO has advised the Boards that the New Fund’s fundamental policy on underwriting is not expected to affect materially the manner in which the New Fund’s investment program is conducted at this time, as reflected in the New Fund’s current prospectus and statement of additional information. Before a material change is made in a New Fund’s investment practices in response to this revised policy, the New Trust’s Board will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Revision 3: Fundamental policy relating to lending.

Funds affected: All Funds.

     Revised fundamental policy. If shareholders approve the Reorganization, the effect will be that each Fund’s fundamental policy on the lending of money or other assets will read as follows for the corresponding New Fund:

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Funds’ current fundamental policies relating to lending are as follows:

Fund	Current Fundamental Policy
Ivy Asset Strategy Fund Ivy Core Equity Fund Ivy Limited-Term Bond Fund Ivy Mid Cap Growth Fund Ivy Money Market Fund Ivy Municipal Bond Fund Ivy Science and Technology Fund Ivy Small Cap Growth Fund

The Fund may not lend money or other assets, other than through certain limited types of loans; however, each Fund may buy debt securities and other obligations consistent with its objective(s) and its other investment policies and restrictions, may enter into repurchase agreements and, except Ivy Municipal Bond Fund, may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and as consistent with its objective(s) and its other investment policies and restrictions.

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

Ivy Capital Appreciation Fund Ivy High Income Fund Ivy Large Cap Growth Fund

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of a loan.

Fund	Current Fundamental Policy
Ivy Managed European/ Pacific Fund Ivy Managed International Opportunities Fund

The Fund may not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

Ivy Cundill Global Value Fund Ivy European Opportunities Fund Ivy Global Natural Resources Fund Ivy International Growth Fund Ivy International Core Equity Fund Ivy Pacific Opportunities Fund

The Fund may not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

Ivy Dividend Opportunities Fund

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan.

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

Fund	Current Fundamental Policy
Ivy Global Bond Fund

The Fund may not make loans other than certain limited types of loans; the Fund may buy debt securities and other obligations consistent with its goals and other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements.

Ivy Balanced Fund Ivy Bond Fund Ivy International Balanced Fund Ivy Mortgage Securities Fund Ivy Real Estate Securities Fund Ivy Small Cap Value Fund Ivy Value Fund

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of a loan.

     Discussion. All mutual funds are required to have a fundamental policy relating to lending money and other assets. The 1940 Act does not prohibit a fund from making loans. SEC staff interpretations, however, prohibit a mutual fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

     The Funds’ current fundamental policies on lending vary. All those policies generally prohibit the making of loans. Most policies specify that investments in debt obligations and repurchase agreements, and many specify that the lending of portfolio securities, either are not subject to the restriction or do not constitute the making of loans. The Funds’ current lending policies are disclosed in their statements of additional information. The revised policy will permit securities lending and the use of repurchase agreements by all Funds, and will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     The revised policy will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

     If the Reorganization is approved, certain New Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the New Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Loans would be made, however, only when IICO or any sub-adviser believes the income justifies the attendant risks. The New Funds also will be permitted by this policy to make loans of money. None of the New Funds currently has any intention of making “personal,” one-on-one loans.

     IICO has advised the Boards that the New Fund’s fundamental policy on lending is not expected to affect materially the manner in which the New Fund’s investment program is conducted at this time, as reflected in the New Fund’s current prospectus and statement of additional information. Before a material change is made in a New Fund’s investment practices in response to this revised policy, the New Trust’s Board will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

     A New Fund will engage in lending money or other assets only to the extent consistent with its investment objective.

Revision 4: Fundamental policy relating to issuing senior securities.

Funds affected: All Funds.

     Revised fundamental policy. If shareholders approve the Reorganization, the effect will be that each Fund’s fundamental policy on the issuing of senior securities will read as follows for the corresponding New Fund:

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Funds’ current fundamental policies relating to issuing senior securities are as follows:

Fund	Current Fundamental Policy

Ivy Asset Strategy Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Articles of Incorporation.

Ivy Dividend Opportunities Fund Ivy Global Bond Fund Ivy Managed European/ Pacific Fund Ivy Managed International Opportunities Fund	The Fund may not issue senior securities.

Ivy Cundill Global Value Fund Ivy European Opportunities Fund Ivy Global Natural Resources Fund Ivy International Growth Fund Ivy International Core Equity Fund Ivy Pacific Opportunities Fund	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Ivy Balanced Fund Ivy Bond Fund Ivy International Balanced Fund Ivy Mortgage Securities Fund Ivy Real Estate Securities Fund Ivy Small Cap Value Fund Ivy Value Fund	No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Agreement and Declaration of Trust of Ivy Funds.

     Discussion. All mutual funds are required to have a fundamental policy relating to issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes without those borrowings being considered as senior securities.

     The revised policy on the issuance of senior securities is similar to most Funds’ current fundamental policies. Currently, no Fund is permitted to issue senior securities, except for certain Funds, as permitted by the 1940 Act. The Funds’ current policies, if any, concerning the issuance of senior securities are disclosed in their statements of additional information. The policy will permit the New Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

     Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the New Funds’ existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

     IICO has advised the Boards that the New Fund’s fundamental policy on the issuance of senior securities is not expected to affect materially the manner in which the New Fund’s investment program is conducted at this time, as reflected in the New Fund’s current prospectus and statement of additional information. Before a material change is made in a New Fund’s investment practices in response to this revised policy, the New Trust’s Board will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Revision 5: Fundamental policy relating to real estate.

Funds affected: All Funds.

     Revised fundamental policy. If shareholders approve the Reorganization, the effect will be that each Fund’s fundamental policy on real estate will read as follows for the corresponding New Fund:

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Funds’ current fundamental policies relating to real estate are as follows:

Fund	Current Fundamental Policy

Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

The Fund may not buy real estate, any nonliquid interests in real estate investment trusts or interests in real estate limited partnerships; however, each of these Funds may buy obligations or instruments that it otherwise may buy even though the issuer invests in real estate or interests in real estate.

Ivy Asset Strategy Fund

The Fund may not invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent this Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent this Fund from purchasing interests in pools of real estate mortgage loans).

Ivy Cundill Global Value Fund Ivy European Opportunities Fund Ivy Global Natural Resources Fund Ivy International Growth Fund Ivy International Core Equity Fund Ivy Pacific Opportunities Fund

The Fund may not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities.

Fund	Current Fundamental Policy
Ivy Dividend Opportunities Fund Ivy Managed European/ Pacific Fund Ivy Managed International Opportunities Fund	The Fund may not buy real estate nor any nonliquid interests in real estate investment trusts.

Ivy Balanced Fund Ivy Bond Fund Ivy International Balanced Fund Ivy Mortgage Securities Fund Ivy Real Estate Securities Fund Ivy Small Cap Value Fund Ivy Value Fund

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

Ivy Global Bond Fund

The Fund may not buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may invest in securities (other than limited partnership interests) issued by companies engaged in such business, including real estate investment trusts.

     Discussion. All mutual funds are required to have a fundamental policy relating to purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate. A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and real estate generally is considered illiquid. Investing in real estate may involve risks, including the risk that real estate generally is difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

     Currently, no Fund is permitted to purchase or hold real estate (other than Asset Strategy Fund, which may hold real estate acquired as a result of ownership of securities), but almost all are permitted to own securities secured by real estate or interests therein, as well as securities of companies whose business consists in whole or in part of investing in real estate. As a general rule, the Funds currently do not intend to purchase or sell real estate. The Funds, however, wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the New Funds will not be restricted by the revised policy from purchasing or selling real estate, although a New Fund’s investment program may not contemplate these investments.

     As noted above, the revised policy will be interpreted not to prevent the New Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (such as mortgages) that are secured by real estate or interests therein or real estate investment trust securities.

     IICO has advised the Boards that the New Fund’s fundamental policy on investment in real estate is not expected to affect materially the manner in which the New Fund’s investment program is conducted at this time, as reflected in the New Fund’s current prospectus and statement of additional information. Before a material change is made in a New Fund’s investment practices in response to this revised policy, the New Trust’s Board will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

     To the extent that investments in real estate are considered illiquid, a New Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s holdings of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets.

Revision 6: Fundamental policy relating to commodities.

Funds affected: All Funds.

     Revised fundamental policy. If shareholders approve the Reorganization, the effect will be that each Fund’s fundamental policy on commodities will read as follows for the corresponding New Fund:

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The Funds’ current fundamental policies relating to commodities are as follows:

Fund	Current Fundamental Policy

Ivy Balanced Fund
Ivy Bond Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Dividend Opportunities Fund
Ivy Global Bond Fund
Ivy High Income Fund
Ivy International Balanced Fund
Ivy Large Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Mortgage Securities Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Value Fund

The Fund may not purchase or sell physical commodities; however, this policy does not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

Ivy Money Market Fund Ivy Limited-Term Bond Fund Ivy Municipal Bond Fund	The Fund may not purchase or sell physical commodities.

Ivy Asset Strategy Fund

The Fund may not purchase or sell physical commodities, except that the Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent this Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

Fund	Current Fundamental Policy
Ivy Energy Fund

The Fund may not purchase or sell physical commodities, except that the Fund may invest in commodities relating to the energy sector, as described in the prospectus and statement of additional information; as well, the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the prospectus and statement of additional information. This policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

Ivy Cundill Global Value Fund Ivy European Opportunities Fund Ivy International Growth Fund Ivy International Core Equity Fund Ivy Pacific Opportunities Fund

The Fund may not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the prospectus and statement of additional information.

Ivy Global Natural Resources Fund

The Fund may not purchase physical commodities or contracts relating to physical commodities, except that the Fund may invest in commodities relating to natural resources, as described in the prospectus and statement of additional information. This policy shall not prevent the Fund from investing in commodities futures contracts and options thereon to the extent permitted by the prospectus and statement of additional information.

Ivy Managed European/ Pacific Fund Ivy Managed International Opportunities Fund

The Fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     Discussion. All mutual funds are required to have a fundamental policy relating to purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures. A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments. Certain commodities also are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. There also may be storage charges and risks of loss associated with physical commodities.

     The Funds (other than Asset Strategy Fund, Energy Fund and Global Natural Resources Fund, as described above) currently are not permitted to invest in commodities or commodity contracts. Most Funds, however, are permitted to invest in certain types of derivatives and financial commodities, such as futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objective and policies. The revised policy will permit the New Funds to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the New Funds will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments, although a New Fund’s investment program may not contemplate these investments. Except as to Funds that currently are not permitted to invest in futures contracts or are limited as to investments in commodities, the revised policy will not affect the New Funds’ ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

     There may be instances when investing in physical commodities may be complementary to a New Fund’s other investments. For example, a New Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a New Fund were to invest in a physical commodity or a physical commodity-related instrument, the New Fund would be subject to the additional risks of the particular physical commodity and its related market. As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. If the Board determines that it is necessary or appropriate, a New Fund’s prospectus or statement of additional information would be amended to disclose these risks before a material portion of the New Fund’s assets is invested in physical commodities.

     It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.” In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     IICO has advised the Boards that the New Fund’s fundamental policy on investment in commodities is not expected to affect materially the manner in which the New Fund’s investment program is conducted at this time, as reflected in the New Fund’s current prospectus and statement of additional information. Before a material change is made in a New Fund’s investment practices in response to this revised policy, the New Trust’s Board will approve such change and, if it is necessary or advisable, the New Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

     To the extent that investments in commodities are considered illiquid, a New Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s holdings of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets.

Revision 7: Fundamental policy relating to concentration.

     1. Funds affected: All Funds except Ivy Money Market Fund.

     Revised fundamental policies. If shareholders approve the Reorganization, the effect will be that each Fund’s fundamental policy on concentration will read as indicated below for the corresponding New Fund.

     For each Fund except Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Energy Fund and Ivy Science and Technology Fund, the corresponding New Fund’s fundamental policy on concentration will read as follows:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

     For Ivy Mortgage Securities Fund, the corresponding New Fund’s fundamental policy on concentration will read as follows:

Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     For Ivy Real Estate Securities Fund, the corresponding New Fund’s fundamental policy on concentration will read as follows:

Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate-related industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     For Ivy Energy Fund, the corresponding New Fund will adopt the following fundamental policy on concentration:

Under normal market conditions, the Fund will concentrate its investments in the energy industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     For Ivy Science and Technology Fund, the corresponding New Fund will adopt the following fundamental policy on concentration:

Under normal market conditions, the Fund will concentrate its investments in the science and technologies industries or companies that benefit from the application of science and/or technology. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Current fundamental policies. The affected Funds’ current fundamental policies on concentration are as follows:

Fund	Current Fundamental Policy
Ivy Asset Strategy Fund Ivy Capital Appreciation Fund Ivy Core Equity Fund Ivy High Income Fund Ivy Large Cap Growth Fund Ivy Limited-Term Bond Fund Ivy Mid Cap Growth Fund Ivy Small Cap Growth Fund

The Fund may not buy a security, except for U.S. government securities, if, as a result, 25% or more of the Fund’s total assets would then be invested in securities of issuers having their principal business activities in the same industry.

Ivy Municipal Bond Fund

The Fund may not buy a security, except for U.S. government securities and municipal bonds (other than PABs), if, as a result, 25% or more of the Fund’s total assets would then be invested in securities of issuers having their principal business activities in the same industry.

Ivy Energy Fund Ivy Science and Technology Fund	The Fund does not have a policy not to concentrate its investments in a particular industry.

Ivy Cundill Global Value Fund Ivy European Opportunities Fund Ivy Global Natural Resources Fund Ivy International Growth Fund Ivy International Core Equity Fund Ivy Pacific Opportunities Fund

The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is interpreted in connection with the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Ivy Dividend Opportunities Fund	The Fund may not buy the securities of companies in any one industry if more than 25% of the Fund’s total assets would then be in companies in that industry;

Fund	Current Fundamental Policy
Ivy Balanced Fund Ivy Bond Fund Ivy International Balanced Fund Ivy Small Cap Value Fund Ivy Value Fund

The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Ivy Mortgage Securities Fund

Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Ivy Real Estate Securities Fund

Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate-related industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Fund	Current Fundamental Policy
Ivy Managed European/ Pacific Fund Ivy Managed International Opportunities Fund

The Fund may not purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and the Fund will invest 25% or more of its total assets in the securities of other investment companies.

Ivy Global Bond Fund	The Fund may not buy the securities of companies in any one industry if more than 25% of the Fund’s total assets would then be invested in companies in that industry.

     Discussion. All mutual funds are required to have a fundamental policy relating to concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

     Each Fund, except Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Energy Fund and Ivy Science and Technology Fund currently has a fundamental policy that prohibits it from concentrating its investments in a particular industry. Each of Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund, however, may invest up to 100% of its total assets in securities of investment companies, Ivy Real Estate Securities Fund may concentrate its investments in the real estate or real estate-related industry, Ivy Mortgage Securities Fund may concentrate its investments in the mortgage and mortgage-finance industry, and each of Ivy Energy Fund and Ivy Science and Technology Fund currently are excepted from the policy not to concentrate that applies to the other Funds of the Corporation. All Funds’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information.

     The existing policies of some Funds incorporate the 25% test noted above, that is, the SEC’s current interpretation of concentration. If this interpretation were to change, those Funds would not be able to change their concentration policies without seeking shareholder approval. The New Funds’ policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be permitted from time to time. As applied to each of Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Energy Fund and Ivy Science and Technology Fund of the New Trust, the policy would permit that New Fund to continue concentrating its total assets in the industry suggested by its name regardless of any change in the 25% test noted above.

     With respect to all New Funds, the revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The SEC has taken the position that investments of 25% or more of a tax-exempt fund’s assets in securities, the interest upon which is paid from revenues of similar type projects should be disclosed by the fund, along with the risks related to such investments.

     The revised policy also will be interpreted to give broad authority to the New Funds as to how to classify issuers within or among industries. For example, Funds currently may classify financial services companies according to the end users of services (making automobile finance, bank finance and diversified finance each a separate industry), and utility companies according to services (making gas, gas transmission, electric and telephone each a separate industry). These interpretations and classifications may change over time and, if it is necessary or appropriate, will be explained in the New Fund’s prospectus or statement of additional information. It currently is anticipated that each New Fund will continue to use its existing classification system.

     2. Fund affected: Ivy Money Market Fund.

     Revised fundamental policy. If shareholders approve the Reorganization, the effect will be that the Fund’s fundamental policy on concentration will read as follows for the corresponding New Fund:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

     Current fundamental policies. The Fund’s current fundamental policies on concentration are as follows:

The Fund may not buy a security, except for U.S. government securities and bank obligations, if, as a result, 25% or more of the Fund’s total assets would then be invested in securities of issuers having their principal business activities in the same industry.

     Discussion. The Fund is a money market fund. Money market funds are subject to special SEC rules relating to concentration in the securities of any one issuer. The rules do not provide for any limit on a money market fund’s concentration in any one industry, and allow a money market fund to invest without limit in obligations of banks (as defined in the 1940 Act and related interpretations from time to time) without being deemed to concentrate their investments. The Fund currently may invest without limit in bank obligations. However, the existing policy of the Fund incorporates the 25% test noted above, that is, the SEC’s current interpretation of concentration. If this interpretation were to change, the Fund would not be able to change its concentration policies without seeking shareholder approval.

     This change is designed to afford the New Money Market Fund the maximum flexibility permitted under law from time to time. IICO has advised the Board of the Corporation that the change, if adopted, is not expected to materially affect the manner in which the New Fund’s investment program is conducted at this time, as described in the prospectus and the statement of additional information.

Revision 8: Remove the fundamental policy relating to diversification.

Funds affected: Each Fund in the Corporation, Ivy Dividend Opportunities Fund, Ivy Global Bond Fund, Ivy Managed European/Pacific Fund and Ivy Managed International Opportunities Fund.

     If shareholders approve the Reorganization, each Fund’s current fundamental policy requiring diversification of investments will not be present in the corresponding New Fund. Despite this change, each such New Fund’s status as a diversified fund will continue to be changeable to non-diversified only with the approval of the New Fund’s shareholders. There is no current plan to seek shareholder approval to change any Fund or New Fund to a non-diversified fund.

     Current fundamental policies. The Funds’ current fundamental policies relating to diversification are as follows:

Fund	Current Fundamental Policy

Ivy Asset Strategy Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

No Fund may invest in a security if, as a result, it would own more than 10% of the outstanding voting securities of an issuer, or if more than 5% of a Fund’s total assets would be invested in securities of that issuer, provided that U.S. government securities are not subject to this limitation and up to 25% of the total assets of each Fund may be invested without regard to these restrictions.

Ivy Managed European/Pacific Fund Ivy Managed International Opportunities Fund

The Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

Ivy Dividend Opportunities Fund Ivy Global Bond Fund

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     Discussion. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Funds) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. The Funds currently comply with both the 1940 Act and Internal Revenue Code requirements. The 1940 Act, however, does not require that investment policies on diversification be fundamental policies.

     Furthermore, notwithstanding the elimination of the fundamental policy regarding diversification, money market funds are subject to strict diversification requirements under Rule 2a-7 under the 1940 Act.

     The existing policies on diversification of the affected Funds generally recite the 1940 Act requirements as in effect today. If the requirements for diversification were to change, these Funds may not be able to take advantage of that change without seeking shareholder approval. For these Funds, elimination of the policies on diversification will not change the extent to which these Funds’ assets may be invested in a single issuer unless and until the 1940 Act requirements on diversification change.

     As noted above, if a diversified New Fund wishes to become non-diversified in the future, the diversified New Fund would need to obtain shareholder approval of that change. Until that approval is obtained, the diversified New Fund must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the diversified Fund’s fundamental policy on diversification.

Revision 9: Convert the Funds’ investment objectives from fundamental to non-fundamental.

Funds affected: All Funds except Ivy Dividend Opportunities Fund, Ivy Global Bond Fund, Ivy Capital Appreciation Fund and Ivy Energy Fund.

     If shareholders approve the Reorganization, the investment objective or objectives of each Fund will become non-fundamental for the corresponding New Fund, meaning that the investment objective or objectives may be changed without shareholder approval if the Board of the New Trust believes that it is in the best interests of shareholders to do so. There are no current plans to change the investment objective or objectives of any of these New Funds.

     Discussion. The 1940 Act does not require that a fund’s investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a fund’s investment objective is non-fundamental, the objective may be changed by the fund’s board if the board determines that it is in the best interests of shareholders to do so.

     The investment objective or objectives of each of the Funds (other than Dividend Opportunities Fund, Global Bond Fund, Capital Appreciation Fund and Energy Fund, which have non-fundamental investment objectives) are currently fundamental and require shareholder approval to change. If a New Fund is able to change its investment objective or objectives without shareholder approval, the New Fund will have flexibility to respond to changing conditions in a manner that the New Trust’s Board determines to be in the best interests of New Fund shareholders without the expense and delay of seeking further shareholder approval. Shareholders, however, would be given prior written notice, typically at least 60 days in advance, of any material change in the New Fund’s investment objective or objectives.

Revision 10: Remove the fundamental policy relating to short sales.

Funds affected: Each Fund in the Corporation and Ivy Dividend Opportunities Fund.

     If shareholders approve the Reorganization, each Fund’s current fundamental policy prohibiting the Fund from making short sales of securities will not be present in the corresponding New Fund.

     Current fundamental policy. The affected Funds’ current fundamental policy relating to short sales is as follows:

Fund	Current Fundamental Policy

Ivy Asset Strategy Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Dividend Opportunities Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     Discussion. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold short are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

     Mutual funds are not required to have a fundamental policy relating to engaging in short sales. The affected Funds believe that this fundamental policy is unduly restrictive. There may be circumstances in which IICO believes that a short sale is in the best interests of a New Fund. If this fundamental policy is eliminated, the New Fund will be able to engage in short sales subject to the New Fund’s other investment policies and applicable law. Before a New Fund engages in short sales to any material extent, the Board of the New Trust will approve such practice and, if it is necessary or appropriate, the New Fund’s prospectus or statement of additional information will be revised to disclose the practice. A New Fund will be subject to any limitation on engaging in short sales imposed by the Board of the New Trust or IICO from time to time, as well as the New Fund’s other investment policies.

     This change is designed to afford the New Funds the maximum flexibility permitted under law from time to time. IICO has advised the Boards that the change, if adopted, is not expected to materially affect the manner in which the New Fund’s investment program is conducted at this time, as described in the prospectus and the statement of additional information.

Revision 11: Remove the fundamental policy relating to investments in other investment companies.

Funds affected: Each Fund in the Corporation.

     If shareholders approve the Reorganization, each Fund’s current fundamental policy prohibiting the Fund from purchasing securities of other investment companies or investment trusts will not be present in the corresponding New Funds.

     Current fundamental policy. Each Fund’s current fundamental policy relating to investments in other investment companies is as follows:

Fund	Current Fundamental Policy
Ivy Core Equity Fund Ivy Large Cap Growth Fund Ivy Mid Cap Growth Fund Ivy Small Cap Growth Fund

The Fund may not acquire shares of an investment company that issues redeemable securities. The Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. The Fund may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

Notwithstanding the foregoing, the Fund may also acquire investment company shares as part of a merger, consolidation or other reorganization.

Ivy Asset Strategy Fund Ivy Capital Appreciation Fund Ivy Energy Fund

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

Notwithstanding the foregoing, the Fund may also acquire investment company shares as part of a merger, consolidation or other reorganization.

Ivy Limited-Term Bond Fund Ivy Money Market Fund Ivy Municipal Bond Fund	The Fund may not acquire shares of an investment company that issues redeemable securities.

Fund	Current Fundamental Policy
Ivy High Income Fund Ivy Science and Technology Fund

The Fund may not acquire shares of an investment company that issues redeemable securities. The Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the 1940 Act. The Fund may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

As an operating policy, the Fund does not intend to invest more than 5% of its total assets in such securities

Notwithstanding the foregoing, the Fund may also acquire investment company shares as part of a merger, consolidation or other reorganization.

     Discussion. The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a master-feeder or fund-of-funds structure was utilized. Outside of the master-feeder or fund-of-funds structures and subject to certain other exceptions, the 1940 Act limited a fund’s investments in a single investment company to 3% of the purchased investment company’s outstanding voting stock and to 5% of the fund’s total assets and capped a fund’s investments in all investment companies at 10% of the fund’s total assets. Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies, though investments in unaffiliated investment companies still are subject to certain limitations.

     Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, each affected Fund (other than Asset Strategy Fund, Capital Appreciation Fund and Energy Fund, each of which may invest in other investment companies as permitted under the 1940 Act) believes that its existing fundamental policy is unnecessary and may be unduly restrictive. If a New Fund’s fundamental policy on this topic is eliminated, the New Fund will be able to invest in other investment companies to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund’s other investment policies.

     Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure may provide access to a larger investment portfolio and may increase opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and strategies. Investing in investment companies also is a way to equitize cash in a fund’s portfolio and achieve investment exposure to a particular asset class or type of investment. When a fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.

     This change is designed to afford each New Fund the maximum flexibility permitted under law. IICO has advised the Boards that the change, if adopted, is not expected to materially affect the manner in which each New Fund’s investment program is conducted at this time, as described in the prospectus and the statement of additional information.

Revision 12: Remove the fundamental policy relating to investments made for the purpose of exercising control or management of issuers.

Funds affected: Each Fund in the Corporation and Ivy Dividend Opportunities Fund

     If shareholders approve the Reorganization, each Fund’s current fundamental policy prohibiting the Fund from investing in companies for the purpose of exercising control or management of the company will not be present in the corresponding New Fund.

     Current fundamental policies. The Funds’ current fundamental policies relating to investments made for the purpose of exercising control or management of issuers are as follows:

Fund	Current Fundamental Policy

Ivy Asset Strategy Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

The Fund may not invest for the purpose of exercising control or management of another issuer.

Ivy Dividend Opportunities Fund	The Fund may not invest for the purpose of exercising control or management of other companies.

     Discussion. Investing for control of a company may subject a Fund to liability beyond the amount of its investment. The Fund could be liable to shareholders of the company, regulators and others for actions taken by the Fund or the company or on their behalf. The Funds currently intend to invest for control of a company only when and if, in the judgment of the Boards, IICO or any sub-adviser, such investment is advisable to protect the value of a Fund’s investment or where the potential for gain is believed to outweigh the associated risks.

     The affected Funds’ current fundamental policies relating to the exercise of control or management of issuers were initially adopted in response to requirements imposed under certain states’ securities laws and/or other restrictions that no longer apply to the Funds and are not required by the 1940 Act. The elimination of these policies will simplify each New Fund’s compliance requirements and will provide IICO greater flexibility to invest the New Fund’s assets as it deems appropriate, consistent with applicable law and the New Fund’s investment objectives and other investment policies. Even if the policy is eliminated, there exist practical and legal impediments to investing for the purpose of obtaining control.

Revision 13: Remove the fundamental policy relating to the purchase of warrants.

Funds affected: Ivy Money Market Fund and Ivy Municipal Bond Fund.

     If shareholders approve the Reorganization, each Fund’s current fundamental policy relating to the purchase of warrants will not be present in the corresponding New Fund.

     Current fundamental policy. The Funds’ current fundamental policy relating to the purchase of warrants is as follows:

Fund	Current Fundamental Policy
Ivy Money Market Fund Ivy Municipal Bond Fund	The Fund may not purchase warrants

     Discussion. The affected Funds believe that this fundamental policy prohibiting purchases of warrants is unnecessary and may be unduly restrictive. The Funds’ current fundamental policy relating to the purchase of warrants was initially adopted in response to requirements imposed under certain states’ securities laws and/or other restrictions that no longer apply to the Funds and is not required by the 1940 Act. Moreover, although the New Funds have no current intention to purchase warrants, the elimination of this policy will simplify the New Funds’ compliance requirements. It also will provide IICO greater flexibility to invest the New Funds’ assets as it deems appropriate, consistent with applicable law and each New Fund’s investment objective and other investment policies.

Revision 14: Remove the fundamental policy relating to investing in oil, gas or mineral lease or mineral development programs.

Funds affected: Each Fund of the Corporation other than Ivy Asset Strategy Fund.

     If shareholders approve the Reorganization, each Fund’s current fundamental policy prohibiting the Fund from investing in oil, gas or mineral lease or mineral development programs will not be present in the corresponding New Fund.

     Current fundamental policy. The Funds’ current fundamental policy relating to investing in oil, gas or mineral lease or mineral development programs is as follows:

Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

The Fund may not invest in interests in oil, gas or mineral leases or mineral development programs, including oil and gas limited partnerships.

     Discussion. The affected Funds believe that this fundamental policy prohibiting investment in interests in oil, gas or mineral leases or mineral development programs is unnecessary and may be unduly restrictive. The Funds’ current fundamental policy relating to the investment in interests in oil, gas or mineral leases or mineral development programs was initially adopted in response to requirements imposed under certain states’ securities laws and/or other restrictions that no longer apply to the Funds and is not required by the 1940 Act. Moreover, although the New Funds have no current intention to invest in interests in oil, gas or mineral leases or mineral development programs, the elimination of this policy will simplify the New Funds’ compliance requirements. It also will provide IICO greater flexibility to invest the New Funds’ assets as it deems appropriate, consistent with applicable law and each New Fund’s investment objective and other investment policies.

Revision 15: Remove the fundamental policy relating to Ivy Municipal Bond Fund investing at least 80% of its net assets in municipal bonds.

Fund affected: Ivy Municipal Bond Fund.

     If shareholders approve the Reorganization, the Fund’s current fundamental policy requiring the Fund to invest at least 80% of its net assets in municipal bonds will not be present in the corresponding New Fund.

     Current fundamental policy. The Fund’s current fundamental policy relating to investing in municipal bonds is as follows:

     At least 80% of the Fund’s net assets will be invested during normal market conditions in municipal bonds.

     Discussion. Rule 35d-1 under the 1940 Act requires a fund with a name suggesting that the fund focuses its investments in a particular type of investment to adopt a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in the particular type of investment suggested by the fund’s name (a “names rule policy”). That policy must either be a fundamental policy, or the fund must have adopted a policy to provide shareholders with at least 60 days prior notice of any change in its names rule policy.

     The Municipal Bond Fund currently has a fundamental policy to invest at least 80% of its net assets in municipal bonds during normal market conditions. The Fund also has adopted a policy to provide shareholders with at least 60 days prior notice of any change in its policy to invest at least 80% of its net assets in municipal bonds. As a result, the Fund’s policy to invest at least 80% of its net assets in municipal bonds is not required to be a fundamental policy under the 1940 Act.

     Although the corresponding New Fund has no current intention to change its policy to invest at least 80% of its net assets in municipal bonds, if the New Fund is able to change that policy without shareholder approval, it will have flexibility to respond to changing conditions in a manner that the Board determines to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval. Shareholders, however, would be given 60 days prior notice of any such change.

Revision 16: Remove the fundamental policy relating to participation in securities trading accounts.

Funds affected: Each Fund of the Corporation and Ivy Dividend Opportunities Fund.

     If shareholders approve the Reorganization, each Fund’s current fundamental policy relating to participation in securities trading accounts will not be present in the corresponding New Fund.

     Current fundamental policy. The Fund’s current fundamental policy relating to participation in securities trading accounts is as follows:

Ivy Asset Strategy Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Dividend Opportunities Fund
Ivy Energy Fund
Ivy High Income Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Municipal Bond Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund

The Fund may not participate on a joint, or a joint and several basis, in any trading account in securities.

     Discussion. The affected Funds believe that this fundamental policy limiting participation on a joint, or a joint and several basis, in any trading account in securities is unnecessary and may be unduly restrictive. The Funds’ current fundamental policy relating to the participation securities trading accounts was initially adopted in response to requirements imposed under certain states’ securities laws and/or other restrictions that no longer apply to the Funds and is not required by the 1940 Act. Moreover, although the New Funds have no current intention to participate in securities trading accounts on a joint or a joint and several basis, the elimination of this policy will simplify the New Funds’ compliance requirements. It also will provide IICO greater flexibility to invest the New Funds’ assets as it deems appropriate, consistent with applicable law and each New Fund’s investment objective and other investment policies.

     Amended and Restated Distribution and Service Plan Pursuant to Rule 12b-1

     Introduction. The Existing Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C, Class E, Class R and Class Y shares of the following Funds:

  Ivy Balanced Fund

  Ivy Bond Fund

  Ivy Cundill Global Value Fund

  Ivy Dividend Opportunities Fund

  Ivy European Opportunities Fund

  Ivy Global Bond Fund

  Ivy Global Natural Resources Fund

  Ivy International Balanced Fund

  Ivy International Core Equity Fund

  Ivy International Growth Fund

  Ivy Mortgage Securities Fund

  Ivy Pacific Opportunities Fund

  Ivy Real Estate Securities Fund

  Ivy Small Cap Value Fund

  Ivy Value Fund

     The Plan permits the Funds to pay marketing and other fees to support both the sale and distribution of each class of shares, as well as the services provided to shareholders by their financial advisor or financial intermediary.

     Under the Plan, a Fund may pay Ivy Funds Distributor, Inc. (“IFDI”), the Funds’ distributor, a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares or Class E shares, as applicable. This fee is to reimburse or compensate IFDI for, either directly or through third parties, distributing the Funds’ Class A or Class E shares, providing personal service to Class A or Class E shareholders and/or maintaining Class A or Class E shareholder accounts. For Class B and Class C shares, a Fund may pay IFDI, on an annual basis, a service fee of up to 0.25% of the average daily net assets of that class to reimburse IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. For Class R shares, each of Global Natural Resources Fund and Ivy Real Estate Securities Fund is authorized to pay IFDI an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of the Class R shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Fund’s Class R shares, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of a Fund’s Class R shares. For Class Y shares, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts. Class I shares are not part of the Plan.

     For the fiscal year ended March 31, 2008, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Plan for each of the Funds:

	Class A	Class B	Class C	Class E	Class R	Class Y	Total
Ivy Balanced	$158,222	$27,973	$34,476	$268	N/A	$70,667	$291,606
Ivy Bond	$199,869	$21,617	$47,299	$1,105	N/A	$22	$269,912
Ivy Cundill Global Value	$1,515,476	$505,228	$1,790,959	$737	N/A	$28,809	$3,841,208
Ivy Dividend Opportunities	$338,838	$112,613	$229,237	$2,733	N/A	$19,446	$702,867
Ivy European Opportunities	$1,083,959	$517,895	$677,042	$258	N/A	$13,304	$2,292,457
Ivy Global Natural Resources	$11,625,763	$3,375,011	$15,668,720	$3,918	$61,368	$1,454,825	$32,189,605
Ivy International Balanced	$636,700	$132,607	$385,894	$1,100	N/A	$4,968	$1,161,267
Ivy International Core Equity	$500,316	$169,926	$410,950	$1,749	N/A	$14,464	$1,097,405
Ivy International Growth	$343,205	$114,102	$581,386	$272	N/A	$8,966	$1,047,932
Ivy Mngd European Pacific	$71,573	$9,087	$15,026	$554	N/A	$664	$96,904
Ivy Mngd Intl Opportunities	$128,156	$19,333	$21,310	$536	N/A	$906	$170,241
Ivy Mortgage Securities	$715,467	$122,802	$189,443	$558	N/A	$30,746	$1,059,016
Ivy Pacific Opportunities	$1,241,734	$244,000	$424,349	$308	N/A	$18,530	$1,928,922
Ivy Real Estate Securities	$798,584	$169,786	$188,934	$854	$ 796	$422,632	$1,581,586
Ivy Small Cap Value	$302,373	$74,988	$107,799	$238	N/A	$44,212	$529,610
Ivy Value	$183,228	$58,437	$50,854	$251	N/A	$830	$293,600

     The only Trustees or interested persons, as defined in the 1940 Act, of the Existing Trust who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who are also officers of either IFDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IFDI. The remaining Trustees are referred to herein as “Plan Trustees.” The Plan is designed to benefit each Fund and the shareholders of each affected class through IFDI’s activities of distributing the shares of the affected class, but also by providing personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund.

     Among other things, the Plan provides that (1) IFDI will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) it will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of a Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

     The current version of the Plan was adopted by the Board on December 14, 2007. On August 27, 2008, the Board approved the continuation of the current version of the Plan through the earlier of the date of the consummation of the Reorganization or October 1, 2009. The Plan contains many disparate elements that reflect the growth of the Ivy Family of Funds in the early 2000’s through various transactions, including the addition of several Funds from affiliated fund groups, as well as the acquisition of various Funds from unaffiliated fund groups. The result of the rapid creation of the Ivy Family of Funds is a plan that contains provisions that do not lend themselves to administrative ease, thus causing IFDI to incur excessive time in managing and administering the Plan, and also creating confusing disclosure and possible misinterpretation of the Plan by shareholders. The specific inconsistency that the revisions to the Plan seek to address is that the Plan permits the Funds to reimburse IFDI for service and distribution fees incurred in the sale of Class A shares, permits the Funds to reimburse IFDI for servicing fees associated with Class B Shares and permits the Funds to reimburse IFDI for servicing fees associates with Class C shares, whereas the remaining parts of the Plan permit the Funds to compensate IFDI for both distribution and servicing fees for the other classes.

     As a matter of explanation, under a typical compensation-based plan, a fund’s distributor receives service and/or distribution payments that are based on a percentage of the fund’s average daily net assets. The distributor, in turn, pays the expenses of servicing and/or distributing fund shares. Because the amount the fund pays to the distributor is not directly related to the services provided, the distributor in any given year may receive additional compensation or suffer a shortfall, depending on the amount actually spent for service and/or distribution. Under a typical reimbursement plan, the maximum amount of fund assets that can be spent for service and/or distribution in any given year is determined by use of a formula based on a percentage of net sales or average daily net assets. However, the fund’s distributor may actually incur expenses for servicing and/or distributing fund shares in that year that substantially exceed the maximum amount payable under the plan. When this happens, the excess expenses may be “carried forward,” with the expectation that the distributor will be reimbursed out of payments made under the fund’s 12b-1 plan in future years when the actual service and/or distribution expenses incurred are less than the maximum set under the plan. Additionally, since the distributor advances the cost of servicing and/or distributing fund shares, the amount carried forward may also include an interest or finance charge.

     The difference between the compensation elements of the Plan versus the reimbursement element creates unnecessary confusion and the administrative efficiencies noted previously.

     Revisions to Plan. If the Reorganization is approved, the Plan of the New Trust that Existing Fund shareholders will be subject to will not contain the reimbursement elements currently present in the Trust’s Plan, but will be compensation based. A form of the Amended Plan is included for reference in this Joint Proxy Statement as Exhibit B. The proposed plan for the New Trust is substantially identical to the Rule 12b-1 plan in place for the Corporation.

     It is important to note that, under the New Trust’s Plan, the maximum fee rate to be paid by each affected Class is identical to that which currently is allowable under the Existing Trust’s Plan. However, under the reimbursement elements of the Plan, it is possible that, if IFDI did not incur distribution or servicing expenses in an amount equal to the maximum percentage amount of the average daily net asset value of a specific class, then the Fund would not be required to reimburse IFDI up to the full amount allowable. For example, assume that a Fund has one class, assets of $1,000 and a 0.25% Rule 12b-1 reimbursement fee. Under that scenario, the distributor is entitled to be reimbursed up to $2.50 in fees. However, if the distributor does not incur that amount, it can only be reimbursed the amount of fees it incurred. Specifically, if the distributor incurs $1.78 in fees, it can only be reimbursed that amount of fees. If the Plan were switched to be a compensation plan, the distributor would be entitled to receive $2.50 under any circumstances, whether the distributor incurred those expenses or not.

     In addition, if the Reorganization is approved, excess expenses that have been “carried forward” under the Existing Trust’s Plan, as described above, will be extinguished. As of March 31, 2008, amounts carried forward with respect to Class A, Class B and Class C shares under the Existing Trust’s Plan totaled approximately $3.31 million.

     The New Trust’s Plan. As described above, the Plan with respect to certain Funds and Classes provides for IFDI to be reimbursed by the Funds for payments made or services provided under the Plan. If the Reorganization is approved, the new series of the New Trust resulting from the Reorganization will be subject to a Plan that is substantially similar to the Corporation’s current Plan and will provide that:

  (for Class A and Class E shares of each Fund other than Ivy Money Market Fund) each Fund will pay IFDI an amount not to exceed on an annual basis 0.25 of 1% of the Fund’s average daily net assets of the Class A or Class E shares as either (1) a “distribution fee” to finance the distribution of the Fund’s Class A or Class E shares, (2) a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of Class A or Class E shareholder accounts, or as a combination of the two fees. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine;

  (for Class B and Class C shares) each Fund will pay IFDI an amount not to exceed on an annual basis 0.25 of 1% of the Fund’s average daily net assets of its Class B or Class C shares as a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of shareholder accounts of the Fund’s Class B or Class C shares. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine. Each Fund also will pay to IFDI an amount not to exceed on an annual basis 0.75 of 1% of the Fund’s average daily net assets of its Class B or Class C shares as a “distribution fee” to finance the distribution of the Fund’s Class B or Class C shares payable to IFDI daily or at such other intervals as the Board of Trustees may determine;

  (for Class R shares) each Fund will pay to IFDI an amount not to exceed on an annual basis 0.50 of 1% of the Fund’s average daily net assets of its Class R shares as either (1) a “distribution fee” to finance the distribution of the Fund’s Class R shares or (2) a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of shareholder accounts of the Fund’s Class R shares. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine; and

  (for Class Y shares) each Fund will pay IFDI an amount not to exceed on an annual basis 0.25 of 1% of the Fund’s average daily net assets of the Class Y shares as either (1) a “distribution fee” to finance the distribution of the Fund’s Class Y shares, (2) a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of Class Y shareholder accounts, or as a combination of the two fees. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

     Board Evaluation of the Amended Plan. At meetings held on August 27 and September 25, 2008, the Board of the Existing Trust considered, among other factors, the fees payable under the New Trust’s Plan, noting that the maximum fee rates payable for each affected Class under the current Plans and the New Trust’s Plan are the same. However, the Board also noted management’s calculations that, if the affected Classes had been subject to a compensation-based Plan rather than a reimbursement-based Plan during the fiscal year ended March 31, 2008, those Classes would have incurred, in the aggregate, approximately $40,000 more in distribution and service fees for the period, based on the Funds’ assets as of that date. The Board also considered the extent of the carry-forward amount that IFDI has been recording, noting that the total amount has become substantial and that, given current circumstances, IFDI may never recoup the carry-forward amount, and that, if the Reorganization is approved, that carry-forward will cease to exist. The Board also considered the services covered by the New Trust’s Plan and the anticipated benefits to shareholders resulting from those services. The Board believes that the New Trust’s Plan will enable each Fund to continue to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for each Fund. The Board concluded that the ease of administration, including simplifying the Funds’ disclosure documents, that would result from having a compensation-based arrangement will benefit shareholders over time. The Board also concluded that the increased costs, if any, that might result from switching to a compensation-based arrangement would be minimal in comparison to total Fund assets, and that the maximum fee rates payable for each affected Class under the current Plans and the New Trust’s Plan are the same. As a result of those and other factors, the Board believes that the New Trust’s Plan is reasonably likely to benefit the applicable Funds and their shareholders.

Manager of Managers Structure
(For Shareholders of the Below-Listed Series of the Existing Trust)

     Introduction. Pursuant to the Investment Advisory Agreements between the Investment Companies and IICO, IICO is permitted, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Funds for which IICO is responsible. IICO has entered into such sub-advisory agreements with respect to Ivy Bond Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Cundill Global Value Fund and Ivy International Balanced Fund (the “Sub-Advised Funds”).

     If IICO delegates portfolio management duties to a sub-adviser with respect to a series of the Existing Trust (or the Corporation), the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of that series. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, each of the Sub-Advised Funds must obtain shareholder approval of a sub-advisory agreement to replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

     “Manager of Managers” Arrangement. Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders (“Orders”) from the Securities and Exchange Commission (“SEC”) exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds and change the terms of a sub-advisory agreement without first obtaining shareholder approval.

     In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”). If adopted as proposed, the Rule would permit the Board of the New Trust (or the Boards of the Corporation and the Existing Trust, if shareholders do not approve the Reorganization) and IICO to employ a “manager of managers” arrangement with respect to the Sub-Advised Funds without obtaining an Order, provided that shareholders of those Funds approve the “manager of managers” arrangement prior to implementation. Rule 15a-5, as proposed, would require that the sub-advisers retained to manage a fund be unaffiliated with the investment adviser, directors, trustees and officers of the investment adviser and the fund. The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

     The New Trust has not filed an application with the SEC for an Order, and does not currently intend to do so. However, the New Trust may file such an application if the final Rule is not adopted in the near future.

     If shareholders approve the Reorganization, the “manager of managers” arrangement would not become effective until the Board of the New Trust decides to implement the structure, and the applicable Sub-Advised Fund applies for and obtains an exemption from the requirements under Section 15(a) of the 1940 Act, or the SEC adopts proposed Rule 15a-5. Neither IICO nor the Sub-Advised Funds can assure that the SEC will either grant an Order or adopt Rule 15a-5 as currently proposed.

     Application of the “Manager of Managers” Arrangement by the Funds. The “manager of managers” arrangement would permit IICO, as the Sub-Advised Funds’ investment adviser, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers on behalf of the Sub-Advised Funds without shareholder approval. The “manager of managers” arrangement is intended to enable the Sub-Advised Funds to operate with greater efficiency and help the Sub-Advised Funds enhance performance by allowing IICO to employ sub-advisers best suited to the needs of the Sub-Advised Funds without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board of the Existing Trust believes that the “manager of managers” arrangement is in the best interests of the Sub-Advised Funds and their shareholders. A discussion of the factors considered by the Board of the Existing Trust is set forth in the section below entitled “Board Approval of ‘Manager of Managers’ Arrangement.”

     The process of seeking shareholder approval is administratively expensive to any Fund, and may cause delays in executing changes that the Boards and IICO have determined are necessary or desirable. Those costs are often borne by the Funds (and therefore indirectly by the Funds’ shareholders). If shareholders approve the Reorganization, thereby ratifying the policy authorizing a “manager of managers” arrangement for the Sub-Advised Funds, the Board of the New Trust would be able to act more quickly and with less expense to the Sub-Advised Funds to appoint or replace an unaffiliated sub-adviser, in instances in which the Board and IICO believe that the appointment or replacement would be in the best interests of the Sub-Advised Funds and their shareholders.

     In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the “manager of managers” arrangement, the Board of the New Trust, including the Independent Trustees, would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever IICO would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board of the New Trust, including the Independent Trustees, would evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board of the New Trust will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

     Furthermore, operation of the Sub-Advised Funds under the “manager of managers” arrangement would not: (1) permit investment management fees paid by a Sub-Advised Fund to IICO to be increased without shareholder approval, or (2) diminish IICO’s responsibilities to the Sub-Advised Fund, including IICO’s overall responsibility for the portfolio management services furnished by a sub-adviser. Until receipt of an Order from the SEC and/or the adoption of the Rule, IICO will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by applicable law.

     Under the “manager of managers” arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement. In each case, shareholders will receive such notice and information within the timeframe required by the Order or Rule, as applicable.

     To be consistent with the conditions contained in Orders granted by the SEC and the proposed Rule, if shareholders approve the Reorganization, thereby ratifying the approval of the “manager of managers” arrangement, the Investment Advisory Agreement will explicitly provide that IICO is required to supervise and oversee the activities of sub-advisers on behalf of the Sub-Advised Funds.

     If the Reorganization is not approved, shareholder approval would continue to be required for IICO to enter into new or materially amended sub-advisory agreements with respect to the Sub-Advised Funds.

     Board Approval of “Manager of Managers” Arrangement. At a meeting held on August 27, 2008, the Board of the Existing Trust, including the Independent Trustees, unanimously approved the use of the “manager of managers” arrangement and determined that it would be in the best interests of the Sub-Advised Funds and their shareholders. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.	A “manager of managers” arrangement will enable the Board to act more quickly, with less expense to the Sub-Advised Funds, in appointing new sub-advisers when the Board and IICO believe that such appointment would be in the best interests of the Sub-Advised Funds and their shareholders;

2.	IICO would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Sub-Advised Funds’ investment objectives and investment strategies and analyzing the performance of the sub-advisers; and

3.	No sub-adviser could be appointed, removed or replaced without Board approval and involvement.

ADDITIONAL INFORMATION

Additional Information about IICO

     IICO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, is a subsidiary of Waddell & Reed Financial, Inc. (“Waddell & Reed”), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment adviser with approximately $25.4 billion in assets under management as of September 30, 2008, and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO has served as investment manager to the Existing Trust since December 31, 2002, and to the Corporation since June 30, 2003.

Organization and Management of the Investment Companies

     The Existing Trust and Corporation are governed by the Board of Trustees and Board of Directors, respectively. A majority of the Board members are Independent Trustees. The Boards elect the officers who are responsible for administering the Funds’ day-to-day operations.

ADDITIONAL INFORMATION ABOUT THE MEETING

     The investment adviser of the Funds is IICO, the principal underwriter is Ivy Funds Distributor, Inc., and the Administrator is Waddell & Reed Services Company. Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Shareholder Reports

     Copies of the Funds’ Annual Report for the fiscal year ended March 31, 2008 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain copies of that report, without charge, by writing to Ivy Funds Distributor, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 800-777-6472.

Householding

     To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Funds’ records, unless the Funds have received contrary instructions from a shareholder. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to Ivy Funds Distributor, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 800-777-6472.

Voting Rights

     Shareholders of record on October 31, 2008 (the “record date”) are entitled to be present and to vote at the Special Meeting or any adjourned meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held; no shares have cumulative voting rights. Approval of the Reorganization requires the vote of a majority of the outstanding shares of each series of the Corporation and each series of the Existing Trust.

Share and Class Information

     As of the record date, the Funds offered multiple classes of shares to the public pursuant to a Rule 18f-3 Plan adopted by the Boards on behalf of the Funds. The key features of the plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Funds’ most recent prospectuses, shares of a particular class of a Fund may be exchanged for shares of the same class of another Fund in the Ivy Family of Funds; and (iii) a Fund’s Class B shares will convert automatically to Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. As of the record date, each Fund had shares outstanding as follows:

Fund Name	CLASS A	CLASS B	CLASS C
Ivy Asset Strategy	236,682,443.889	15,823,526.064	231,397,641.965
Ivy Balanced	4,031,726.366	200,539.936	976,196.465
Ivy Bond	11,257,458.850	359,945.809	1,069,398.617
Ivy Capital Appreciation	37,883,458.590	1,136,901.434	8,259,088.088
Ivy Core Equity	9,815,915.247	847,735.456	13,926,859.702
Ivy Cundill Global Value	27,853,032.766	2,412,280.746	5,541,631.829
Ivy Dividend Income	10,992,216.920	696,727.433	2,144,077.351
Ivy Energy	2,818,629.450	183,860.992	341,090.784
Ivy European
Opportunities	9,548,246.630	680,779.801	1,288,989.468
Ivy Global Natural
Resources	122,399,946.287	8,989,207.055	45,867,499.318
Ivy Global Strategic
Income	1,869,398.166	536,116.310	974,060.571
Ivy High Income	18,381,441.488	936,484.838	1,846,060.839
Ivy International
Growth	4,335,284.075	245,124.050	1,453,103.296
Ivy International
Balanced	14,239,782.019	744,680.520	2,433,555.022
Ivy International
Core Equity	16,093,618.745	978,805.115	3,253,221.740
Ivy Large Cap Growth	30,303,889.261	944,574.624	3,583,492.110
Ivy Limited-Term Bond	15,605,242.137	1,153,734.264	8,243,843.302
Ivy Managed
European/Pacific	6,788,144.206	142,255.715	211,695.599
Ivy Managed Internat’l
Opps	13,122,678.099	399,375.401	459,173.538
Ivy Mid Cap Growth	9,319,421.101	745,463.776	832,183.017
Ivy Money Market	148,038,274.098	19,846,737.868	87,347,564.377
Ivy Mortgage Securities	22,235,628.713	881,149.083	1,492,032.622
Ivy Municipal Bond	2,444,598.578	108,785.635	1,519,182.155
Ivy Pacific
Opportunities	24,572,090.631	1,124,763.249	1,918,660.141
Ivy Real Estate Securities	13,961,283.589	676,785.612	783,675.066
Ivy Science & Tech	10,560,577.177	738,117.844	4,963,633.553
Ivy Small Cap Growth	9,385,226.570	998,222.984	17,065,777.937
Ivy Small Cap Value	8,964,596.130	426,311.787	625,486.042
Ivy Value	3,366,248.457	218,319.398	209,074.713

CLASS E	CLASS I	CLASS R	CLASS Y	ADV CLASS
669,368.453	12,264,857.589	-	71,244,670.120
6,476.016	6,488.981	-	2,495,258.342
124,920.210	19,370.424	-	100,399.812
256,577.922	18,109,340.142	-	5,141,298.120
82,683.991	25,990.235	-	264,505.408
34,227.427	124,539.457	-	1,111,203.642	173,010.263
146,999.253	9,913.270	-	1,403,111.155
9,579.651	9,567.352	-	188,587.935

2,749.247	1,858,335.989	-	111,794.588	43,155.045

128,724.440	7,178,265.570	1,010,551.202	21,597,699.649	9,596.468

-	504,690.320	-	593,505.690
109,436.097	51,871.848	-	478,963.037

2,903.467	693,079.250	-	98,109.121

67,295.973	3,632,401.419	-	147,654.734

78,434.769	1,729,404.817	-	935,790.113
52,259.051	7,305,201.814	301,810.886	6,958,573.293
10,448.580	21,214.911	-	1,045,439.666

20,956.841	20,991.736	-	38,434.793

20,640.905	20,674.835	-	48,218.929
40,565.175	33,456.359	11,281.530	946,193.607
4,052,390.840	-	-	-
33,342.132	27,238.002	-	717,085.051
-	-	-	-

6,514.790	2,592,605.200	-	351,358.116	4,294.849
28,472.259	73,207.793	13,287.956	6,319,918.397
66,910.924	655,503.209	198,808.419	6,863,572.225
64,421.821	135,823.305	47,037.221	9,902,955.368
6,562.266	46,693.923	-	835,839.334
5,677.081	5,688.698	-	28,107.062

Revocation of Proxies

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Ivy Family of Funds at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Existing Trust or Corporation, as applicable. A superseding proxy may also be executed by voting via telephone or internet. The superseding proxy need not be voted using the same method (mail, telephone, internet) as the original proxy vote.

Quorum, Voting at the Meeting and Adjournment

     The presence in person or by proxy of a majority of the Funds’ shares of all classes entitled to vote is a quorum for the transaction of business. In the event that a quorum of shareholders of the Existing Trust is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Existing Trust’s shareholders present in person or by proxy until a quorum exists. In the event that a quorum of shareholders of the Corporation is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Corporation’s shareholders present in person or by proxy for up to 120 days after the original record date. If there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 90 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of any proposal, abstentions and broker “non-votes” will be treated as shares voted “Against” the proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The New York Stock Exchange (the “NYSE”) may take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

     If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service organization) that has entered into a service contract with the Funds or IFDI, the service organization may be the record holder of your shares. At the Special Meeting, a service organization will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on any proposal may be deemed an instruction to vote such shares in favor of the proposal. If a service organization is not a member of the NYSE, it may be permissible for the service organization to vote shares with respect to which it has not received specific voting instructions from its customers.

     If you own shares that are held of record by a service organization, and if you have not given or do not give voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how you want your shares to be voted.

     Class E Shares. The InvestEd Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (“Code”). Contributions to the InvestEd Plan accounts may be invested in shares of the Funds, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education (“ACPE”) in its capacity as Trustee of the Program. The ACPE is responsible for casting votes for the beneficial owners of InvestEd Plan accounts (“Accountholders”). The ACPE will consider input from Accountholders in voting proxies but is not required to vote based on input from Accountholders. In voting proxies on routine items, such as the uncontested election of directors, the ACPE generally will vote for such proposals. If you want to provide your input to the ACPE, please visit www.az529.gov.

     Fund of Funds Voting. Managed European/Pacific Fund and Managed International Opportunities Fund (together, the “Managed Funds”) invest their assets primarily in other Ivy Funds. Managed European/Pacific Fund generally owns shares of European Opportunities Fund and Pacific Opportunities Fund, and Managed International Opportunities Fund generally owns shares of European Opportunities Fund, Pacific Opportunities Fund, International Balanced Fund, Ivy International Core Equity Fund and International Growth Fund. The Funds in which the Managed Funds invest are collectively referred to as the “Underlying Funds.” With respect to the Reorganization and any other proposal that may properly come before the Special Meeting, each Managed Fund will vote its shares in any Underlying Fund in the same proportion in which votes are cast by other shareholders of the Underlying Fund. Therefore, it is possible that the Managed Funds may vote their shares of the Underlying Funds in which they invest differently from the way in which shareholders of the Managed Funds vote on the same proposal.

Other Matters to Come Before the Meeting

     Management of the Funds does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals for Future Meetings

     The Investment Companies are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. In order for a shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, the proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

     The only persons known to own of record or beneficially 5% or more of the outstanding shares of the Funds as of October 31, 2008 were:

Control Persons And Principal Holders Of Securities

     The following table sets forth information with respect to the Fund, as of October 31, 2008, regarding the beneficial ownership of Fund shares.

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
ACPE Ttee AFCS Trust Fund	International Balanced Fund
Invest Ed 529 Plan	Class E	1,645	2.44%
Cory C Atkinson
FBO Various	Mortgage Securities Fund
Wentzville MO	Class E	2,495	7.48%

ACPE Ttee AFCS Trust Fund	Bond Fund
Invest Ed 529 Plan	Class E	4,291	3.43%
Vijaya R Cherukuri Cust
FBO Designated Beneficiary	Cundill Global Value Fund
Diamond Bar CA	Class E	2,275	6.65%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
ACPE Ttee AFCS Trust Fund	Dividend Opportunities Fund
Invest Ed 529 Plan	Class E	1,821	1.24%
Vijaya R Cherukuri Cust
FBO Designated Beneficiary	High Income Fund
Diamond Bar CA	Class E	5,880	5.37%
	International Balanced Fund
	Class E	2,901	4.31%

	International Core Equity Fund
	Class E	1,755	2.24%

ACPE Ttee AFCT Trust Fund	Large Cap Growth Fund
Invest Ed 529 Plan	Class E	4,231	8.10%
Yossi Cohen
FBO Various
Laguna Niguel CA

ACPE Ttee AFCS Trust Fund	Core Equity Fund
Invest Ed 529 Plan	Class E	16,343	19.77%
Madelyn Dalgleish
FBO Various
Mission Hills KS

ACPE Ttee AFCE Trust Fund	Science and Technology Fund
Invest Ed 529 Plan	Class E	3,734	5.58%
Linda S Heitzer
FBO Various
Sugar Land TX

ACPE Ttee AFCS Trust Fund	Large Cap Growth Fund
Invest Ed 529 Plan	Class E	3,052	5.84%
Catherine W Izaguirre Cust
Various UTMA CA
Stevenson Rnh CA

ACPE Ttee AFCS Fund	Money Market Fund
Invest Ed 529 Plan	Class E	224,188	5.53%
Stuart Kelley
FBO Various
Camas WA

ACPE Ttee AFCS Trust Fund	Bond Fund
Invest Ed 529 Plan	Class E	3,319	2.66%
Gregory Marriner
FBO Various	Core Equity Fund
Walnut Creek CA	Class E	4,196	5.07%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
ACPE Ttee AFCS Trust Fund	High Income Fund
Invest Ed 529 Plan	Class E	3,072	2.81%
Virginia Milich
FBO Various	International Balanced Fund
Frisco TX	Class E	915	1.36%
	Small Cap Growth Fund
	Class E	3,327	5.16%

ACPE Ttee AFCS Trust Fund	Cundill Global Value Fund
Invest Ed 529 Plan	Class E	2,133	6.23%
Kristen S Miller
FBO Various
Loma CO

ACPE Ttee AFCS Trust Fund	Money Market Fund
Invest Ed 529 Plan	Class E	305,564	7.54%
Jude Panetta
FBO Various
Chester NJ

ACPE Ttee AFCS Trust Fund	Money Market Fund
Invest Ed 529 Plan	Class E	401,965	9.92%
Marianna V Stubblebine
FBO Various
Croydon NH

ACPE Ttee AFCS Trust Fund	Bond Fund
Invest Ed 529 Plan	Class E	6,568	5.26%
Michele Weinberg
FBO Various
Canton CT

Ameritrade Inc FBO	Cundill Global Value Fund
Omaha NE	Advisor Class	18,660	10.79%

	Dividend Opportunities Fund
	Class Y	21,868	1.56%

	Global Natural Resources Fund
	Class Y	387,370	1.79%
	Advisor Class	4,504	46.93%

	International Balanced Fund
	Class Y	4,212	2.85%

NFS LLC FEBO	International Core Equity Fund
Broadway National Bank DBA MOT	Class Y	102,643	10.97%
San Antonio TX

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
IRA FBO Allan A Carswell	European Opportunities Fund
VFTC As Custodian	Advisor Class	3,570	8.27%
Oreland PA

City National Bank	Global Bond Fund
Los Angeles CA	Class A	200,000	10.70%

Citigroup Global Markets	Asset Strategy Fund
Attn: Andrew Gott	Class A	37,218,609	15.73%
Owings Mills MD	Class B	2,799,263	17.69%
	Class C	56,791,844	24.54%

	Balanced Fund
	Class B	2,758	1.38%

	Capital Appreciation Fund
	Class A	1,628,456	4.30%
	Class B	119,893	10.55%
	Class C	1,782,547	21.58%

	Core Equity Fund
	Class A	142,449	1.45%

	Cundill Global Value Fund
	Class A	528,094	1.90%
	Class B	115,953	4.81%
	Class C	1,462,120	26.38%

	Dividend Opportunities Fund
	Class A	195,747	1.78%
	Class B	7,220	1.04%
	Class C	210,051	9.80%

	Energy Fund
	Class C	29,689	8.70%

	European Opportunities Fund
	Class A	97,689	1.02%
	Class B	72,551	10.66%
	Class C	235,420	18.26%

	Global Natural Resources Fund
	Class A	9,460,320	7.73%
	Class B	1,136,764	12.65%
	Class C	10,740,974	23.42%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Citigroup Global Markets	High Income Fund
Attn: Andrew Gott	Class C	24,796	1.34%

Owings Mills MD
	International Balanced Fund
	Class A	542,304	3.81%
	Class B	81,072	10.89%
	Class C	906,437	37.25%

	International Core Equity Fund
	Class A	1,610,670	10.01%
	Class B	199,821	20.41%
	Class C	1,506,292	46.30%

	International Growth Fund
	Class A	205,361	4.74%
	Class B	22,269	9.08%
	Class C	66,998	4.61%

	Large Cap Growth Fund
	Class A	1,829,105	6.04%
	Class C	762,498	21.28%

	Limited-Term Bond Fund
	Class C	320,271	3.88%

	Mid Cap Growth Fund
	Class C	40,099	4.82%

	Money Market Fund
	Class A	5,266,490	3.56%
	Class B	2,216,334	11.17%
	Class C	17,941,105	20.54%

	Mortgage Securities Fund
	Class C	23,226	1.56%

	Municipal Bond Fund
	Class C	52,802	3.48%

	Pacific Opportunities Fund
	Class B	14,861	1.32%
	Class C	133,234	6.94%

	Science and Technology Fund
	Class A	576,081	5.46%
	Class B	30,218	4.09%
	Class C	420,481	8.47%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Peter Cundill Holdings Ltd	Cundill Global Value Fund
c/o Arthur Chan	Advisor Class	42,302	24.45%
Vancouver BC
Canada

MG Trust Company Cust FBO	Mid Cap Growth Fund
Delorus Enterprises LLS	Class R	630	5.58%
Denver CO

Emjayco FBO	Large Cap Growth Fund
Visicu 401K	Class R	46,421	15.38%
Greenwood Vlg CO

MG Trust Co Cust	Real Estate Securities Fund
FBO Envirotrac Ltd 401(K) Plan	Class R	2,704	20.35%
Denver CO

MG Trust Co Cust	Science and Technology Fund
FBO Frontier Trust Co as Ttee	Class R	10,390	5.23%
Northern Fruit Co 401(k) PSP
Denver CO

IRA FBO Richard N Gray	Pacific Opportunities Fund
Sunamerica Trust Co Cust	Advisor Class	4,289	99.86%
Rollover Account
Southgate MI

MG Trustco Cust FBO	Small Cap Growth Fund
Allan Greenberg Architect LLC 401	Class R	8,320	17.69%
Denver CO

Hartford Life Insurance Co	Global Natural Resources Fund
Separate Account	Class R	592,891	58.67%
Windsor CT	Class Y	1,092,369	5.06%

	Large Cap Growth Fund
	Class R	202,581	67.12%

	Science and Technology Fund
	Class R	103,328	51.97%
	Class Y	145,877	2.13%

Howard C Herrmann &	European Opportunities Fund
Deborah R Herrmann	Advisor Class	4,265	9.88%
Jt Ten Wros
Bryn Mawr PA

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
NFS LLC FEBO	Cundill Global Value Fund
Huntington National Bank	Class Y	545,947	49.13%
Columbus OH

Ivy Investment Management	Cundill Global Value Fund
Company	Class Y	12,651	1.14%
ATTN: Bernita Moorshead
P O Box 29217	European Opportunities Fund
Shawnee Mission KS	Class Y	7,716	6.90%

	International Core Equity Fund
	Class Y	13,951	1.49%

	International Growth Fund
	Class Y	5,707	5.82%

	Large Cap Growth Fund
	Class R	8,945	2.96%

	Mid Cap Growth Fund
	Class R	8,496	75.31%

	Pacific Opportunities Fund
	Class Y	16,909	4.81%

	Real Estate Securities Fund
	Class R	5,650	42.52%

	Science and Technology Fund
	Class R	4,327	2.18%

	Small Cap Growth Fund
	Class R	9,661	20.54%

UMB Bank as Custodian for	European Opportunities Fund
Ivy Managed European/Pacific Fund	Class I	1,207,953	65.00%
Master Account
c/o Dawn Anthony	Pacific Opportunities Fund
6300 Lamar Ave	Class I	1,586,505	61.19%
Overland Park KS

UMB Bank as Custodian for	European Opportunities Fund
Ivy Managed International	Class I	585,920	31.53%
Opportunities Master Account
c/o Dawn Anthony	International Balanced Fund
6300 Lamar Ave	Class I	3,574,919	98.42%
Overland Park KS

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
UMB Bank as Custodian for	International Core Equity Fund
Ivy Managed International	Class I	1,645,060	95.12%
Opportunities Master Account
c/o Dawn Anthony	International Growth Fund
6300 Lamar Ave	Class I	576,460	83.17%
Overland Park KS
	Pacific Opportunities Fund
	Class I	772,981	29.81%

William L Madison Trustee	Limited-Term Bond Fund
CPSP Johnson Madison Lmb Co	Class Y	53,201	5.09%
FBO Unallocated Assets
Qualified Profit Sharing Plan
Great Falls MT

Wells Fargo Bank NA FBO	Cundill Global Value Fund
Levitt Beth A 1961 B Trust	Class Y	56,936	5.12%
Minneapolis MN

Wells Fargo Bank NA FBO	Cundill Global Value Fund
Levitt Jay B 1965 B Trust	Class Y	56,936	5.12%
Minneapolis MN

Wells Fargo Bank NA FBO	Cundill Global Value Fund
Levitt Mark A 1957 B Trust	Class Y	56,936	5.12%
Minneapolis MN

Wells Fargo Bank NA FBO	Cundill Global Value Fund
Levitt Randall J 1955 B Trust	Class Y	51,398	4.63%
Minneapolis MN

LPL Financial Services	Managed European/Pacific Fund
9785 Towne Centre Dr	Class Y	2,231	5.80%
San Diego CA
	Managed International
	Opportunities Fund
	Class Y	16,028	33.24%

	Municipal Bond Fund
	Class B	6,034	5.55%

MAC & Co	Global Natural Resources Fund
Pittsburgh PA	Class I	780,616	10.87%

NFS LLC FEBO	Global Natural Resources Fund
Marshall & Ilsley Trust Co NA	Class A	1,873,594	1.53%
FBO Bank 98 Dly Rcrdkpt
Milwaukee WI	Small Cap Growth Fund
	Class A	938,466	10.00%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Merrill Lynch Pierce Fenner	Science and Technology Fund
& Smith Inc	Class A	310,994	2.94%
Mutual Fund Operations –	Class B	35,627	4.83%
Service Team	Class C	607,764	12.24%
Jacksonville FL

Minnesota Life Insurance Company	Asset Strategy Fund
ATTN: A6-4105	Class Y	996,292	1.40%
400 Robert St N # A6-4105
Saint Paul MN	Balanced Fund
	Class Y	1,660,869	66.56%

	Global Natural Resources Fund
	Class Y	1,309,157	6.06%

	Large Cap Growth Fund
	Class Y	3,828,228	55.01%

	Mid Cap Growth Fund
	Class Y	478,569	50.58%

	Money Market Fund
	Class A	2,611,934	1.76%

	Mortgage Securities Fund
	Class Y	356,605	49.73%

	Real Estate Securities Fund
	Class Y	6,208,051	98.23%

	Science and Technology Fund
	Class Y	498,789	7.27%

	Small Cap Growth Fund
	Class Y	2,984,989	30.14%

	Small Cap Value Fund
	Class Y	765,797	91.62%

Minnesota Life	Bond Fund
ATTN: 16-4178	Class A	2,792,107	24.80%
400 Robert St N # 16-4178
Saint Paul MN

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
MLPF&S	Asset Strategy Fund
For the Sole Benefit of its Customers	Class A	10,530,974	4.45%
ATTN: Fund Administration	Class B	3,004,358	18.99%
4800 Deer Lake Dr E 3rd Fl	Class C	62,487,691	27.00%
Jacksonville FL	Class Y	48,191,097	67.64%
	Balanced Fund
	Class A	90,718	2.25%
	Class B	6,558	3.27%
	Class C	279,422	28.62%
	Class Y	565,278	22.65%

	Bond Fund
	Class B	27,995	7.78%
	Class C	154,589	14.46%
	Class Y	3,764	3.75%

	Capital Appreciation Fund
	Class A	1,211,442	3.20%
	Class B	304,304	26.77%
	Class C	3,621,271	43.85%
	Class Y	4,313,959	83.91%

	Core Equity Fund
	Class A	99,893	1.02%
	Class B	10,787	1.27%
	Class C	151,483	1.09%
	Class Y	7,755	2.93%

	Cundill Global Value Fund
	Class A	677,653	2.43%
	Class B	86,449	3.58%
	Class C	530,986	9.58%

	Dividend Opportunities Fund
	Class B	51,995	7.46%
	Class C	292,242	13.63%
	Class Y	414,579	29.55%

	European Opportunities Fund
	Class A	261,422	2.74%
	Class B	67,273	9.88%
	Class C	256,821	19.92%
	Advisor Class	20,478	47.45%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
MLPF&S	Global Bond Fund
For the Sole Benefit of its Customers	Class A	47,384	2.53%
ATTN: Fund Administration	Class B	24,881	4.64%
4800 Deer Lake Dr E 3rd Fl	Class C	288,088	29.58%
Jacksonville FL	Class Y	39,937	6.73%

	Global Natural Resources Fund
	Class A	8,676,590	7.09%
	Class B	1,329,562	14.79%
	Class C	8,136,803	17.74%
	Class R	179,478	17.76%
	Advisor Class	2,317	24.15%

	High Income Fund
	Class B	16,165	1.73%
	Class C	42,070	2.28%

	International Balanced Fund
	Class B	68,311	9.17%
	Class C	203,606	8.37%
	Class Y	69,546	47.10%

	International Core Equity Fund
	Class A	1,147,655	7.13%
	Class B	315,178	32.20%
	Class C	811,140	24.93%

	International Growth Fund
	Class A	483,081	11.14%
	Class B	52,902	21.58%
	Class C	141,664	9.75%
	Class I	82,124	11.85%

	Large Cap Growth Fund
	Class A	351,795	1.16%
	Class B	77,151	8.17%
	Class C	818,624	22.84%
	Class R	25,384	8.41%
	Class Y	791,327	11.37%

	Limited-Term Bond Fund
	Class A	657,520	4.21%
	Class B	197,156	17.09%
	Class C	3,634,341	44.09%
	Class Y	721,284	68.99%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
MLPF&S	Managed European/Pacific Fund
For the Sole Benefit of its Customers	Class C	5,523	2.61%
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl	Mid Cap Growth Fund
Jacksonville FL	Class B	25,354	3.40%
	Class C	33,443	4.02%
	Class I	863,555	4.77%
	Class Y	11,777	1.24%

	Mortgage Securities Fund
	Class C	18,845	1.26%
	Class Y	59,289	8.27%

	Municipal Bond Fund
	Class B	34,144	31.39%
	Class C	253,492	16.69%

	Pacific Opportunities Fund
	Class B	22,664	2.01%
	Class C	244,076	12.72%

	Real Estate Securities Fund
	Class B	6,922	1.02%
	Class R	1,186	8.93%

	Science and Technology Fund
	Class I	243,135	37.09%
	Class R	14,254	7.17%
	Class Y	697,548	10.16%

	Small Cap Growth Fund
	Class C	373,556	2.19%
	Class R	25,068	53.29%
	Class Y	118,224	1.19%

	Small Cap Value Fund
	Class C	7,063	1.13%

	Value Fund
	Class A	164,175	4.88%
	Class C	5,455	2.61%

Otha B Nance &	Municipal Bond Fund
V Zoann Nance Jtn Ros	Class B	23,373	21.49%
Chicago IL

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
National Financial Services LLC	European Opportunities Fund
For the Exclusive Benefit of	Advisor Class	4,621	10.71%
Our Customers
New York NY

Nationwide Insurance Company	High Income Fund
NWPPAVA2	Class Y	101,231	21.14%
% IPO Portfolio Accounting
PO Box 182029
Columbus OH

Nationwide Trust Company FSB	Asset Strategy Fund
c/o IPO Portfolio Accounting	Class Y	2,226,169	3.12%
P O Box 182029
Columbus OH	Balanced Fund
	Class Y	38,223	1.53%

	Bond Fund
	Class Y	17,022	16.95%

	Capital Appreciation Fund
	Class Y	173,438	3.37%

	Core Equity Fund
	Class A	114,242	1.16%
	Class Y	125,926	47.61%

	Cundill Global Value Fund
	Class Y	201,040	18.09%

	Dividend Opportunities Fund
	Class Y	775,871	55.30%

	Energy Fund
	Class Y	106,750	56.60%

	European Opportunities Fund
	Class Y	86,802	77.64%

	Global Natural Resources Fund
	Class Y	782,182	3.62%

	High Income Fund
	Class A	201,903	1.10%
	Class Y	325,664	67.99%

	International Balanced Fund
	Class Y	36,013	24.39%

	International Core Equity Fund
	Class Y	449,187	48.00%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Nationwide Trust Company FSB	International Growth Fund
c/o IPO Portfolio Accounting	Class Y	24,217	24.68%
P O Box 182029
Columbus OH	Large Cap Growth Fund
	Class Y	969,671	13.93%

	Limited-Term Bond Fund
	Class Y	64,916	6.21%
	Managed European/Pacific Fund
	Class Y	11,862	30.86%

	Managed International
	Opportunities Fund
	Class Y	4,759	9.87%

	Mid Cap Growth Fund
	Class A	98,910	1.06%
	Class Y	390,162	41.23%

	Mortgage Securities Fund
	Class Y	278,298	38.81%

	Pacific Opportunities Fund
	Class Y	284,959	81.10%

	Real Estate Securities Fund
	Class A	160,108	1.15%
	Class Y	88,432	1.40%

	Science and Technology Fund
	Class A	126,866	1.20%
	Class Y	1,173,136	17.09%

	Small Cap Growth Fund
	Class A	205,346	2.19%
	Class Y	612,413	6.18%

	Small Cap Value Fund
	Class Y	56,480	6.76%

NFS LLC FEBO	Asset Strategy Fund
Northern Trustco	Class I	2,082,487	16.98%
Chicago IL

Charles Schwab Trust Co Cust	Mid Cap Growth Fund
FBO Northwest Med	Class R	1,432	12.69%
Specialist 401(K)
San Francisco CA

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Orchard Trust Company Ttee	Science and Technology Fund
FBO Employee Benefits Clients 401K	Class Y	396,377	5.78%
Englewood CO

Orchard Trustco Ttee	Science and Technology Fund
Employee Benefits Clients	Class R	12,852	6.46%
Greenwood Vlg CO

Priac Cust	Small Cap Growth Fund
FBO Various Retirement Plans	Class Y	2,531,943	25.57%
Hartford CT

DCGT Trustee & or Custodian	Science and Technology Fund
FBO Principal Financial Group Quali	Class I	116,482	17.77%
Fied Prin Advtg Omnibus
Des Moines IA

Prudential Inv Mgmnt Svc	Asset Strategy Fund
FBO of Mutual Fund Clients	Class A	13,828,161	5.84%
ATTN: Pruchoice Unit
Iselin NJ	Core Equity Fund
	Class Y	3,546	1.34%

	European Opportunities Fund
	Advisor Class	1,110	2.57%

	Global Natural Resources Fund
	Class A	6,835,294	5.58%

	International Growth Fund
	Class Y	27,226	27.75%

	Large Cap Growth Fund
	Class Y	98,446	1.41%

	Science and Technology Fund
	Class A	116,319	1.10%
	Class Y	206,115	3.00%

	Small Cap Growth Fund
	Class Y	112,181	1.13%

Raymond James & Assoc Inc	Bond Fund
FBO Karen A Roan &	Class Y	7,627	7.60%
Donald C Rogers Ttee
John E Muroski 1998 Irrev Trust
Orlando FL

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Raymond James & Assoc Inc	Bond Fund
FBO KMA of Lee Road LP	Class Y	5,328	5.31%
Karen A Roan Partner
Orlando FL

Jacob R Ruf II FBO	Core Equity Fund
Ruf Corp 401k PSP	Class Y	21,589	8.16%
& Trust
Olathe KS	Dividend Opportunities Fund
	Class Y	20,158	1.44%

	International Balanced Fund
	Class Y	3,100	2.10%

	Value Fund
	Class Y	6,119	21.77%

Saxon & Co	Global Natural Resources Fund
A Partnership	Class Y	1,804,438	8.35%
Philadelphia PA

Charles Schwab & Co Inc	European Opportunities Fund
Reinvest Account	Class A	131,422	1.38%
Attn: Mutual Fund Dept	Advisor Class	2,716	6.29%
101 Montgomery Street
San Francisco CA	Global Natural Resources Fund
	Class A	5,158,063	4.21%

	International Core Equity Fund
	Class A	222,779	1.38%

	International Growth Fund
	Class A	266,228	6.14%

	Science and Technology Fund
	Class A	417,524	3.95%

Charles Schwab & Co Inc	Asset Strategy Fund
Special Custody Account for the	Class A	21,702,030	9.17%
Benefit of Customers	Class I	4,762,948	38.83%
Attn: Mutual Funds	Class Y	4,772,226	6.70%
101 Montgomery St
San Francisco CA	Balanced Fund
	Class Y	214,249	8.59%

	Bond Fund
	Class B	4,563	1.27%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Charles Schwab & Co Inc	Capital Appreciation Fund
Special Custody Account for the	Class A	3,172,860	8.38%
Benefit of Customers
Attn: Mutual Funds	Core Equity Fund
101 Montgomery St	Class Y	17,337	6.55%
San Francisco CA
	Dividend Opportunities Fund
	Class Y	15,525	1.11%

	Energy Fund
	Class Y	8,265	4.38%

	Global Bond Fund
	Class Y	28,744	4.84%

	Global Natural Resources Fund
	Class R	41,807	4.14%
	Class Y	10,233,583	47.38%

	International Balanced Fund
	Class A	301,508	2.12%
	Class Y	11,508	7.79%

	International Core Equity Fund
	Class Y	151,055	16.14%

	International Growth Fund
	Class Y	1,042	1.06%

	Large Cap Growth Fund
	Class Y	211,062	3.03%

	Managed European/Pacific Fund
	Class Y	974	2.53%

	Managed International
	Opportunities Fund
	Class Y	5,134	10.65%

	Science and Technology Fund
	Class I	198,335	30.26%
	Class Y	892,294	13.00%

	Small Cap Growth Fund
	Class Y	1,453,288	14.68%

Charles Schwab Trustco Ttee	International Core Equity Fund
Walsworth Franklin Bevins &	Class Y	84,715	9.05%
McCall
San Francisco CA

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
MG Trustco Cust FBO	Real Estate Securities Fund
Lloyd M Smith DDS SC 401K Plan	Class R	2,259	17.00%
Denver CO

Counsel Trust DBA MATC FBO	Bond Fund
Sun City Summerlin Community A	Class Y	2,348	2.34%
401 K Profit Sharing Plan & Trust
Pittsburgh PA	International Balanced Fund
	Class Y	1,613	1.09%

T Rowe Price Retirement Plan	Science and Technology Fund
Services	Class Y	831,423	12.11%
FBO Retirement Plan Clients
Owings Mills MD

THAFNAB&CO	Dividend Opportunities Fund
Terre Haute IN	Class I	3,086	31.13%

NFS LLC FEBO	Science and Technology Fund
Transamerica Life Ins Company	Class Y	524,287	7.64%
Los Angeles CA

Vanguard Fiduciary Trust Co	Cundill Global Value Fund
Wayne PA	Class Y	74,495	6.70%

Waddell & Reed	Balanced Fund
Financial Inc.	Class E	6,476	100.00%
ATTN: Bernita Moorshead	Class I	6,489	100.00%
P O Box 29217
Shawnee Mission KS	Bond Fund
	Class E	10,205	8.17%
	Class I	10,314	53.25%

	Capital Appreciation Fund
	Class E	9,959	3.88%

	Core Equity Fund
	Class E	10,849	13.12%

	Cundill Global Value Fund
	Class E	6,782	19.81%

	Dividend Opportunities Fund
	Class E	6,436	4.38%
	Class I	6,502	65.59%

	Energy Fund
	Class E	9,580	100.00%
	Class I	9,567	100.00%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Waddell & Reed	European Opportunities Fund
Financial Inc.	Class E	2,749	100.00%
ATTN: Bernita Moorshead
P O Box 29217	Global Bond Fund
Shawnee Mission KS	Class A	499,700	26.73%
	Class B	500,000	93.26%
	Class C	500,000	51.33%
	Class I	499,700	99.01%
	Class Y	499,700	84.19%

	Global Natural Resources Fund
	Class E	3,417	2.65%

	High Income Fund
	Class E	12,563	11.48%

	International Balanced Fund
	Class E	6,355	9.44%

	International Core Equity Fund
	Class E	6,141	7.83%

	International Growth Fund
	Class E	2,903	100.00%

	Large Cap Growth Fund
	Class E	8,514	16.29%

	Limited-Term Bond Fund
	Class E	10,449	100.00%

	Managed European/Pacific Fund
	Class B	20,832	14.64%
	Class C	20,817	9.83%
	Class E	20,957	100.00%
	Class I	20,992	100.00%
	Class Y	20,951	54.51%

	Managed International
	Opportunities Fund
	Class B	20,515	5.14%
	Class C	20,528	4.47%
	Class E	20,641	100.00%
	Class I	20,675	100.00%
	Class Y	20,637	42.80%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Waddell & Reed	Mid Cap Growth Fund
Financial Inc.	Class A	120,682	1.29%
ATTN: Bernita Moorshead	Class E	7,616	18.78%
P O Box 29217
Shawnee Mission KS	Money Market Fund
	Class A	2,131,244	1.44%
	Class E	105,106	2.59%

	Mortgage Securities Fund
	Class E	10,137	30.40%

	Pacific Opportunities Fund
	Class E	6,515	100.00%

	Real Estate Securities Fund
	Class E	4,161	14.61%

	Science and Technology Fund
	Class E	3,854	5.76%

	Small Cap Growth Fund
	Class E	8,829	13.71%

	Small Cap Value Fund
	Class E	6,562	100.00%

	Value Fund
	Class E	5,677	100.00%
	Class I	5,689	100.00%

Waddell & Reed	Asset Strategy Fund
Financial, Inc.	Class I	148,579	1.21%
401(k) and Thrift Plan
6300 Lamar Avenue	Bond Fund
Overland Park KS	Class I	9,056	46.75%

	Capital Appreciation Fund
	Class I	39,085	0.22%

	Core Equity Fund
	Class I	25,990	100.00%

	Cundill Global Value Fund
	Class I	123,778	99.39%

	European Opportunities Fund
	Class I	61,455	3.31%

	Global Natural Resources Fund
	Class I	204,928	2.85%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Waddell & Reed	High Income Fund
Financial, Inc.	Class I	51,872	100.00%
401(k) and Thrift Plan
6300 Lamar Avenue	International Balanced Fund
Overland Park KS	Class I	57,483	1.58%

	International Core Equity Fund
	Class I	58,995	3.41%

	International Growth Fund
	Class I	28,541	4.12%

	Large Cap Growth Fund
	Class I	105,015	1.44%

	Limited-Term Bond Fund
	Class I	21,215	100.00%

	Mid Cap Growth Fund
	Class I	33,456	100.00%

	Mortgage Securities Fund
	Class I	27,238	100.00%

	Pacific Opportunities Fund
	Class I	233,120	8.99%

	Real Estate Securities Fund
	Class I	73,208	100.00%

	Science and Technology Fund
	Class I	91,592	13.97%

	Small Cap Growth Fund
	Class I	135,823	100.00%

	Small Cap Value Fund
	Class I	46,694	100.00%

Waddell & Reed Inc.	Capital Appreciation Fund
DCA Acct	Class Y	58,094	1.13%
ATTN: Bernita Moorshead
PO Box 29217	Core Equity Fund
Shawnee Mission KS	Class Y	20,679	7.82%

	Dividend Opportunities Fund
	Class Y	26,819	1.91%

	High Income Fund
	Class Y	21,548	4.50%

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Waddell & Reed Inc.	International Growth Fund
DCA Acct	Class Y	27,765	28.30%
ATTN: Bernita Moorshead
PO Box 29217	Large Cap Growth Fund
Shawnee Mission KS	Class Y	142,126	2.04%

	Value Fund
	Class Y	16,139	57.42%

Fiduciary Trust Co NH Cust	Global Natural Resources Fund
IRA	Advisor Class	2,560	26.68%
FBO David D Wilson
Crp Christi TX

WRIICO	Core Equity Fund
Bernita F Mooshead	Class Y	62,259	23.54%
Waddell & Reed
6300 Lamar Ave	Cundill Global Value Fund
Overland Park KS	Advisor Class	72,846	42.11%

	Energy Fund
	Class A	50,073	1.78%
	Class B	50,000	27.19%
	Class C	50,000	14.66%
	Class Y	50,148	26.59%

     As of October 31, 2008, the Investment Companies believe their Trustees/Directors and officers, as a group, owned less than 1% of the outstanding shares of each Existing Fund.

Expenses and Additional Proxy Solicitation Information

     The Funds have agreed to bear the total costs of the Special Meeting, which includes all the costs of preparing, printing and mailing the proxy materials for the Special Meeting and all costs of solicitation of proxies. The solicitation of proxies will be made primarily by mail, oral communication, telephone, or other permissible electronic means by representatives of the Funds, Fund affiliates, IICO, IICO affiliates and certain broker-dealers (who may be specifically compensated for such services). Broadridge, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. Expenses associated with the reorganizations, including the costs of printing, mailing and tabulating and soliciting proxies, is estimated to be approximately $2 million in the aggregate and when allocated to the individual Funds is not material amounting to less than one cent per share. The Board of Directors and the Board of Trustees believe these costs will be more than offset by increased operating efficiencies that may lower the expenses for shareholders of the New Funds.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

IVY FUNDS, INC.
(a Maryland Corporation),

IVY FUNDS
(a Massachusetts Business Trust)

&

IVY FUNDS
(a Delaware Statutory Trust)

     This Agreement and Plan of Reorganization (the “Plan”) is dated as of _____________, 2008 by and among IVY FUNDS, INC., a Maryland corporation (the “Corporation”), on behalf of its series, Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Science And Technology Fund and Ivy Small Cap Growth Fund, IVY FUNDS, a Massachusetts business trust (“the Trust”), on behalf of its series, Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Bond Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund (each series of the Corporation and the Trust referred to herein as a “Fund,” and collectively, the “Funds”) and IVY FUNDS, a Delaware Statutory Trust (the “New Trust”) on behalf of its series, Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Bond Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mortgage Securities Fund, Ivy

Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund (each, a “New Fund,” and collectively, the “New Funds”). Each of the parties hereto agree upon the following plan of reorganization:

     1. Succession of the Funds by the New Funds; Distribution of Shares of the New Funds. The succession of each Fund by the corresponding New Fund, and the distribution of shares of beneficial interest of each New Fund shall occur in the following manner:

Each Fund shall transfer to the corresponding New Fund, as a series of the New Trust, all of its assets in exchange for which that New Fund shall simultaneously assume all of the liabilities of the Fund, and that New Fund shall issue to the Fund shares of beneficial interest of New Fund equal in number and net asset value to the number and net asset value of shares (including fractional shares) of the Fund then outstanding. The Fund shall promptly distribute to its shareholders the number of shares of beneficial interest of the New Fund (including fractional shares) equal in number and net asset value to the number and net asset value of shares, or shares of beneficial interest, as the case may be, (including any fractional shares) of the Fund then owned by the shareholder, in exchange for and cancellation of the shareholder’s shares of the Fund (which series of actions is referred to hereafter with respect to any one Fund as a “Fund Reorganization,” and collectively, the “Fund Reorganizations”). Each Fund will then terminate its operations, after which the Corporation and the Trust will subsequently be dissolved.

     2. Shareholder Accounts; Share Certificates. The distribution to the shareholders of each Fund shall be accomplished by establishing an account on the share records of each corresponding New Fund in the name of each registered shareholder of the Fund, and crediting that account with a number of shares of beneficial interest of the respective New Fund equal to the number of shares, or shares of beneficial interest, as the case may be, (including any fractional shares) of the corresponding Fund owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of a Fund shall thereafter represent an equal number of shares of beneficial interest of the corresponding New Fund.

     3. Dissolution of the Funds. As soon as reasonably practicable after distribution of the shares of the New Funds pursuant to Section 1, but in all events within six months after such distribution, the Corporation and the Trust shall be dissolved, and any further actions shall be taken in connection therewith as required by applicable law.

     4. Closing. The Fund Reorganizations shall take place on ________, 2008 at _____ p.m. time (CST), at the offices of Ivy Investment Management Company, Inc., Shawnee Mission, Kansas, or at such other date, time or place as may be agreed upon by the parties.

     5. Conditions to Closing. The obligations of the parties to consummate the Fund Reorganizations shall be subject to the following conditions:

a.	An amendment to the notification of registration on Form N-8A of the Corporation shall have been filed by the New Trust with the Securities and Exchange Commission (the “SEC”), and the New Trust shall have adopted as its own the Corporation’s notification of registration on Form N-8A, as amended;

b.	An amendment to the registration statements on Form N-1A of the Corporation shall have been filed by the New Trust with the SEC establishing each New Fund, and that registration statement shall have become effective under the Securities Act of 1933, and no stop-order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC (other than such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

c.	The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the Fund Reorganizations under Section 25(c) of the Investment Company Act of 1940;

d.	The Corporation, the Trust and the New Trust shall have received an opinion of Bell, Boyd & Lloyd, LLP, Chicago, Illinois, to the effect that the Fund Reorganizations qualify as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended, and the Fund Reorganizations will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Funds, the Corporation, the Trust, the New Trust, the New Funds, or the shareholders of the Funds;

e.	The Reorganization has been approved by the shareholders of each of the Funds; and

f.	The Corporation, the Trust and the New Trust will execute and make appropriate filings with respect to the transactions contemplated hereby with the applicable state agencies.

     6. Representations. The Corporation, the Trust and/or the New Trust represent as follows:

a.	The Corporation, the Trust and the New Trust are duly organized and existing in good standing under the laws of the State of Maryland, the Commonwealth of Massachusetts and the State of Delaware, respectively;

b.	The Corporation, the Trust and the New Trust each are empowered under applicable laws to enter into and perform this agreement; and

c.	The New Funds intend (i) to continue the investment business of the Funds, (ii) to maintain the investment objectives of the Funds as set forth in the Funds’ prospectus dated August 1, 2008, as may have been amended and (iii) to market the New Funds to a group of investors that includes the universe of investors to which the Funds are marketed. The New Funds have no plan or intention to sell the investment assets of the Funds except in the ordinary course of business to provide funds to satisfy redemptions or as a result of portfolio management decisions. The initial portfolio managers of the New Funds will be the current portfolio managers of the Funds.

     7. Amendments or Termination. This plan may be amended at any time, and may be terminated at any time before the closing of the Fund Reorganizations, either before or after this Plan has been approved by the shareholders of each of the Funds, by the Board of Directors/Trustees of any of the Corporation, the Trust or the New Trust, or by agreement of the Corporation, the Trust and the New Trust, provided that no amendment shall have a material adverse effect upon the interests of the shareholders of the Funds. In any case, this Plan may be terminated by any of the Corporation, the Trust or the New Trust if the Fund Reorganizations have not occurred by the close of business on January 30, 2009.

     8. Declaration of Trust. A copy of the Trust’s certificate of trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this agreement is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually, and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust, individually, but binding only upon the assets and property of the New Funds.

     9. Further Actions and Assurances. At any time after the closing of the Fund Reorganizations, the Corporation or Trust, acting through their officers, or if then dissolved through their last officers, shall execute and deliver to the New Trust such additional instruments of transfer or other written assurances as the Trust may reasonably request to vest in the New Trust, acting on behalf of the New Funds, title to the assets transferred by the Funds under this agreement.

     10. Governing Law. This agreement shall be construed in accordance with applicable federal law and the laws of the State of Kansas, except as to the provisions of Section 8 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

Dated______________________, 2008

IVY FUNDS, INC.
on behalf of its series Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund

By

Title

ATTEST:

Secretary

IVY FUNDS
on behalf of its series Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Bond Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

By

Title

ATTEST:

Secretary

IVY FUNDS
on behalf of its series Ivy Asset Strategy Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Energy Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Science And Technology Fund, Ivy Small Cap Growth Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Bond Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund

By

Title

ATTEST:

Secretary

EXHIBIT B

IVY FUNDS
DISTRIBUTION AND SERVICE PLAN
FOR CLASS A, CLASS B, CLASS C, CLASS E, CLASS R AND CLASS Y
SHARES OF BENEFICIAL INTEREST

This Distribution and Service Plan (the “Plan”) is adopted by Ivy Funds (the “Trust”) on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”) to provide for payment by the Trust of certain expenses in connection with the: (a) distribution of each Fund’s Class A shares, provision of personal services to each Fund’s Class A shareholders and the service and maintenance of Class A shareholder accounts; (b) distribution of each Fund’s Class B shares, provision of personal services to each Fund’s Class B shareholder accounts and/or maintenance of its Class B shareholder accounts; (c) distribution of each Fund’s Class C shares and the service and maintenance of Class C shareholder accounts; (d) distribution of each Fund’s Class E shares and the service and maintenance of Class E shareholder accounts; (e) distribution of each Fund’s Class R shares and the service and maintenance of Class R shareholder accounts; and (f) distribution of each Fund’s Class Y shares and the service and maintenance of Class Y shareholder accounts. Payments under this plan are not tied exclusively to actual distribution and service expenses and the payments may exceed distribution and service expenses actually incurred.

I. CLASS A

The Trust is authorized to pay to Ivy Fund Distributors, Inc. (“IFDI”) an amount not to exceed on an annual basis 0.25 of 1% of a Fund’s average daily net assets of the Class A shares as either (1) a “distribution fee” to finance the distribution of the Fund’s Class A shares, (2) a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of Class A shareholder accounts, or as a combination of the two fees. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine. This provision shall not be applicable to Class A shares of Ivy Money Market Fund, and in the case of Ivy International Growth Fund, shall be applicable only to Class A shares of the predecessor of that Fund that were issued after December 31, 1991.

II. CLASS B

Distribution Fee

With respect to each Fund, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.75 of 1% of a Fund’s average daily net assets of its Class B shares as a “distribution fee” to finance the distribution of a Fund’s Class B shares payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

Service Fee

With respect to each Fund, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.25 of 1% of each Fund’s average daily net assets of its Class B shares as a “service fee”to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of shareholder accounts of a Fund’s Class B shares. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

III. CLASS C

Distribution Fee

With respect to each Fund, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.75 of 1% of each Fund’s average daily net assets of its Class C shares as a “distribution fee” to finance the distribution of that Fund’s Class C shares payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

Service Fee

With respect to each Fund, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.25 of 1% of each Fund’s average daily net assets of its Class C shares as a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of shareholder accounts of the particular Fund’s Class C shares. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

IV. CLASS E

This provision shall not be applicable to Class E shares of Ivy Money Market Fund.

With respect to each Fund that offers Class E shares, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.25 of 1% of a Fund’s average daily net assets of the Class E shares as either (1) a “distribution fee” to finance the distribution of the Fund’s Class E shares, (2) a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of Class E shareholder accounts, or as a combination of the two fees. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

V. CLASS R

Distribution and Service Fee

With respect to each Fund that offers Class R shares, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.50 of 1% of a Fund’s average daily net assets of its Class R shares as either (1) a “distribution fee” to finance the distribution of a Fund’s Class R shares or (2) a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of shareholder accounts of a Fund’s Class R shares. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

VI. CLASS Y

Distribution Fee

With respect to each Fund, subject to the limitation on total plan fees set forth below, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.25 of 1% of each Fund’s average daily net assets of its Class Y shares as a “distribution fee” to finance the distribution of that Fund’s Class Y shares payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

Service Fee

With respect to each Fund, subject to the limitation on total plan fees set forth below, the Trust is authorized to pay to IFDI an amount not to exceed on an annual basis 0.25 of 1% of each Fund’s average daily net assets of its Class Y shares as a “service fee” to finance shareholder servicing by IFDI, its affiliated companies, broker-dealers and other third-parties to encourage and foster the maintenance of shareholder accounts of the particular Fund’s Class Y shares. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine.

Limitation of Total Plan Fees

With respect to each Fund, the Trust is authorized to pay both a distribution fee and a service fee to IFDI provided that the total amount of fees paid to IFDI pursuant to this Plan shall not exceed on an annual basis 0.25 of 1% of the average daily net assets of that Fund’s Class Y shares.

VII. FINRA DEFINITION

For purposes of this Plan, any distribution fee may be considered as a sales charge that is deducted from the net assets of the applicable class of shares of each Fund and does not include the service fee. The definition of “service fee” as used herein shall be determined by the definition of such term by FINRA’s Rules of Fair Practice.

VIII. QUARTERLY REPORTS

Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended of the distribution fee and the service fee paid to IFDI under this Plan with respect to each class of shares of each Fund and the purposes for which such expenditures were made with respect to such class of shares of each Fund.

IX. APPROVAL OF PLAN

This Plan shall not become effective as to a class or Fund until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of the affected class or the Fund. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to a class of shares of a Fund if a majority of the outstanding voting securities of the class of shares of the Fund votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Trust or any other Fund or class of shares.

The Plan shall not become effective as to a class or Fund until it has been approved by a vote of the Board of Trustees of the Trust and by the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreement related to this Plan (other than as Trustees or shareholders of the Trust) (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such Plan and any related agreements.

X. CONTINUANCE

This Plan shall continue in effect as to each Fund and each class of shares for a period of one (1) year and thereafter from year to year only so long as such continuance is approved by the Trustees, including the Independent Trustees, as specified hereinabove for the adoption of the Plan by the Trustees and Independent Trustees with respect to that class of shares of that Fund.

XI. TERMINATION

This Plan may be terminated at any time by a vote of a majority of the Independent Trustees as to any Fund or class of shares by a vote of the majority of the outstanding shares of that class or Fund without penalty. On termination, the payment of all distribution and service fees shall cease, and the Trust shall have no obligation to IFDI to compensate it for any expenditure it has made or may make to distribute a Fund’s class of shares or services shareholder accounts of a particular class of shares.

XII. AMENDMENTS

This Plan may not be amended to increase materially the amount to be spent for distribution or services without approval by the shareholders of the affected class of shares of the affected Fund, and all material amendments of this Plan must be approved in the manner prescribed for the adoption of the Plan by the Board of Trustees and Independent Trustees as provided hereinabove. The distribution and service fees may, however, be reduced by action of the Board of Trustees without shareholder approval.

XIII. RELATED AGREEMENTS

Any agreement related to the Plan shall be in writing and shall provide: (a) that such agreement may be terminated at any time as to a Fund or class of shares, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund or class of shares, on not more than sixty (60) days’ written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

XIV. TRUSTEES

While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

XV. RECORDS

The Trust shall preserve copies of the Plan, any related agreement and any report made pursuant to paragraph VIII hereof, for a period of not less than six (6) years from the date of the Plan, such agreement or report, as the case may be, the first two (2) years of which shall be in an easily accessible place.

XVI. SEVERABILITY

The provisions of this Plan are severable with respect to each class of shares and each Fund.

XVII. LIMITATION OF LIABILITY

It is understood and expressly stipulated that neither the holders of shares of a Fund nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

     IN WITNESS WHEREOF, the Trust has adopted this Distribution and Service Plan as of this __ day of ___________, 2009.

IVY FUNDS

By
Henry J. Herrmann,
President

EXHIBIT C

PROPOSED
INVESTMENT MANAGEMENT AGREEMENT

     THIS AGREEMENT, effective _____, 2009 by and between IVY FUNDS (hereinafter called “Trust”), and IVY INVESTMENT MANAGEMENT COMPANY (hereinafter called “IICO”), with respect to the series of the Trust listed in Appendix A (collectively hereinafter called “Funds”).

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

I. In General

     IICO agrees to act as investment adviser to the Funds with respect to the investment of its assets and in general to supervise the investments of the Funds, subject at all times to the direction and control of the Board of Trustees of the Trust, all as more fully set forth herein.

II. Duties of IICO with respect to investment of assets of the Funds

A.	IICO shall regularly provide investment advice for the Funds and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the investment portfolio of the Funds; and in furtherance thereof, IICO shall:

	1.	obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual companies whose securities or other financial instruments are included in the Funds or the industries in which they engage, or with respect to securities or other financial instruments which IICO considers desirable for inclusion in the Funds;

	2.	furnish continuously an investment program for the Funds;

	3.	determine what securities or other financial instruments shall be purchased or sold by the Funds; and

4.	take, on behalf of the Funds, all actions which appear to IICO necessary to carry into effect such investment programs and supervisory functions as aforesaid, including the placing of purchase and sale orders.

B.	Subject to the provisions of this Agreement and the requirements of the Investment Company Act of 1940 (and any rules or regulations in force thereunder), IICO is authorized to appoint one or more qualified investment sub-advisers (each, a “Sub-Adviser”) to provide the Funds with certain services required by this Agreement. Each Sub-Adviser shall have such investment discretion and shall make all determinations with respect to the investment of the Funds’ assets as shall be assigned to that Sub-Adviser by IICO and the purchase and sale of portfolio securities and other financial instruments with respect to those assets.

Subject to the supervision and direction of the Board of Trustees of the Trust, IICO shall:

1.	have overall supervisory responsibility for the general management and investment of the Funds’ assets;

2.	determine the allocation and reallocation of assets among the Sub- Advisers, if any; and

3.	have full investment discretion to make all determinations with respect to the investment of Funds’ assets not otherwise assigned to a Sub-Adviser.

     IICO shall research and evaluate each Sub-Adviser, if any, including: performing initial due diligence on prospective Sub-Advisers and monitoring each Sub-Adviser’s ongoing performance; communicating performance expectations and evaluations to each Sub-Adviser; and recommending to the Board of Trustees of the Trust whether a Sub-Adviser’s contract should be renewed, modified or terminated. When appropriate, IICO shall also recommend to the Board of Trustees of the Trust changes or additions to the Sub-Advisers.

C.	IICO shall make appropriate and regular reports to the Board of Trustees of the Trust on the actions it takes pursuant to Section II.A. or B. above. Any investment programs furnished by IICO under this section, or any supervisory function taken hereunder by IICO, shall at all times conform to and be in accordance with any requirements imposed by:

	1.	the provisions of the Investment Company Act of 1940 and any rules or regulations in force thereunder;

	2.	any other applicable provision of law;

	3.	the provisions of the Declaration of Trust of the Trust as amended from time to time;

	4.	the provisions of the Bylaws of the Trust, as amended from time to time; and

	5.	the terms of the registration statement of the Trust, as applicable to the Funds, as amended from time to time, under the Securities Act of 1933 and the Investment Company Act of 1940.

D.	Any investment programs furnished by IICO under this section or any supervisory functions taken hereunder by IICO shall at all times be subject to any directions of the Board of Trustees of the Trust, its Executive Committee, or any committee or officer of the Trust acting pursuant to authority given by the Board of Trustees.

III. Allocation of Expenses

     The expenses of the Funds and the expenses of IICO in performing its functions under this Agreement shall be divided into two classes, to wit: (i) those expenses which will be paid in full by IICO as set forth in subparagraph “A” hereof, and (ii) those expenses which will be paid in full by the Funds, as set forth in subparagraph “B” hereof.

A.	With respect to the duties of IICO under Section II above, it shall pay in full, except as to the brokerage and research services acquired through the allocation of commissions as provided in Section IV hereinafter, for (a) the salaries and employment benefits of all employees of IICO who are engaged in providing these advisory services; (b) adequate office space and suitable office equipment for such employees; and (c) all telephone and communications costs relating to such functions. IICO shall compensate each of the Funds’ Sub-Advisers, if any. In addition, IICO shall pay the fees and expenses of all trustees of the Trust who are employees of IICO or an affiliated corporation and the salaries and employment benefits of all officers of the Trust who are affiliated persons of IICO.

B.	The Funds shall pay in full for all of their expenses which are not listed above (other than those assumed by IICO or one of its affiliates in its capacity as principal underwriter of the shares of the Funds, as Shareholder Servicing Agent or as Accounting Services Agent for the Funds), including (a) the costs of preparing and printing prospectuses and reports to shareholders of the Funds, including mailing costs; (b) the costs of printing all proxy statements and all other costs and expenses of meetings of shareholders of the Funds (unless the Trust and IICO shall otherwise agree); (c) interest, taxes, brokerage commissions and premiums on fidelity and other insurance; (d) audit fees and expenses of independent accountants and legal fees and expenses of attorneys, but not of attorneys who are employees of IICO or an affiliated company; (e) fees and expenses of its trustees not affiliated with Ivy Funds Distributor, Inc.; (f) custodian fees and expenses; (g) fees payable by the Funds under the Securities Act of 1933, the Investment Company Act of 1940, and the securities or “Blue-Sky” laws of any jurisdiction; (h) fees and assessments of the Investment Company Institute or any successor organization; (i) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Funds, and any indemnification by the Trust of its officers, trustees, employees and agents with respect thereto; (j) the costs and expenses provided for in any Shareholder Servicing Agreement or Accounting Services Agreement, including amendments thereto, contemplated by subsection C of this Section III. In the event that any of the foregoing shall, in the first instance, be paid by IICO, the Funds shall pay the same to IICO on presentation of a statement with respect thereto.

C.	IICO, or an affiliate of IICO, may also act as (i) transfer agent or shareholder servicing agent of the Funds and/or as (ii) accounting services agent of the Funds if at the time in question there is a separate agreement, “Shareholder Servicing Agreement” and/or “Accounting Services Agreement,” covering such functions between the Funds and IICO, or such affiliate.

IV. Brokerage

(a)	IICO may select brokers to effect the portfolio transactions of the Funds on the basis of its estimate of their ability to obtain, for reasonable and competitive commissions, the best execution of particular and related portfolio transactions. For this purpose, “best execution” means prompt and reliable execution at the most favorable price obtainable. Such brokers may be selected on the basis of all relevant factors including the execution capabilities required by the transaction or transactions, the importance of speed, efficiency, or confidentiality, and the willingness of the broker to provide useful or desirable investment research and/or special execution services. IICO shall have no duty to seek advance competitive commission bids and may select brokers based solely on its current knowledge of prevailing commission rates.

(b)	Subject to the foregoing, IICO shall have discretion, in the interest of the Funds, to direct the execution of its portfolio transactions to brokers who provide brokerage and/or research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) for the Funds and/or other accounts for which IICO exercises “investment discretion” (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934);

and in connection with such transactions, to pay commissions in excess of the amount another adequately qualified broker would have charged if IICO determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of IICO with respect to the accounts for which it exercises investment discretion. In reaching such determination, IICO will not be required to attempt to place a specified dollar amount on the brokerage and/or research services provided by such broker; provided that IICO shall be prepared to demonstrate that such determinations were made in good faith, and that all commissions paid by the Funds over a representative period selected by its Board of Trustees were reasonable in relation to the benefits to the Funds.

V. Compensation of IICO

     As compensation in full for services rendered and for the facilities and personnel furnished under sections I, II, and IV of this Agreement, the Funds will pay to IICO for each day the fees specified in Appendix B hereto.

     The amounts payable to IICO shall be determined as of the close of business each day; shall, except as set forth below, be based upon the value of net assets computed in accordance with the Declaration of Trust; and shall be paid in arrears whenever requested by IICO. In computing the value of the net assets of the Funds, there shall be excluded the amount owed to the Funds with respect to shares which have been sold but not yet paid to the Funds by Ivy Funds Distributor, Inc.

     Notwithstanding the foregoing, if the laws, regulations or policies of any state in which shares of the Funds are qualified for sale limit the operation and management expenses of the Funds, IICO will refund to the Funds the amount by which such expenses exceed the lowest of such state limitations.

VI. Undertakings of IICO; Liabilities

     IICO shall give to the Funds the benefit of its best judgment, efforts and facilities in rendering advisory services hereunder.

     IICO shall at all times be guided by and be subject to the Funds’ investment policies, the provisions of the Declaration of Trust and Bylaws of the Trust as each shall from time to time be amended, and to the decision and determination of the Trust’s Board of Trustees.

     This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to IICO, as an investment adviser and affiliated person of Fund, IICO shall comply with the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and the respective rules and regulations of the Securities and Exchange Commission thereunder.

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of IICO, it shall not be subject to liability to Fund, the Funds or any stockholder of the Funds for any act or omission in the course of or connected with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or financial instrument.

VII. Duration of this Agreement

     This Agreement shall become effective at the start of business on the date hereof and shall continue in effect, unless terminated as hereinafter provided, for a period of one year and from year-to-year thereafter only if such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority (as so defined) of the outstanding voting securities of each class or series of the Funds and by the vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as so defined) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

VIII. Termination

     This Agreement may be terminated by IICO at any time without penalty upon giving the Trust one hundred twenty (120) days’ written notice (which notice may be waived by Fund) and may be terminated by the Trust at any time without penalty upon giving IICO sixty (60) days’ written notice (which notice may be waived by IICO), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Board of Trustees of the Trust in office at the time or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Funds. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940 and the rules and regulations thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their corporate seal to be hereunto affixed, all as of the day and year first above written.

(Seal)
Ivy Funds on behalf of the Funds listed in Appendix A

By:
Mara Herrington
Secretary

ATTEST:

By:
Megan E. Bray
Assistant Secretary

(Seal)	IVY INVESTMENT MANAGEMENT COMPANY

By:
Henry J. Herrmann
President

ATTEST:

By:
Wendy J. Hills
Secretary

APPENDIX A

TO INVESTMENT MANAGEMENT AGREEMENT

Ivy Asset Strategy Fund
Ivy Balanced Fund
Ivy Bond Fund
Ivy Capital Appreciation Fund
Ivy Core Equity Fund
Ivy Cundill Global Value Fund
Ivy Dividend Opportunities Fund
Ivy Energy Fund
Ivy European Opportunities Fund
Ivy Global Bond Fund
Ivy Global Natural Resources Fund
Ivy High Income Fund
Ivy International Balanced Fund
Ivy International Core Equity Fund
Ivy International Growth Fund
Ivy Large Cap Growth Fund
Ivy Limited-Term Bond Fund
Ivy Managed European/Pacific Fund
Ivy Managed International Opportunities Fund
Ivy Micro Cap Growth Fund
Ivy Mid Cap Growth Fund
Ivy Money Market Fund
Ivy Mortgage Securities Fund
Ivy Municipal Bond Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund
Ivy Science and Technology Fund
Ivy Small Cap Growth Fund
Ivy Small Cap Value Fund
Ivy Value Fund

IVY FUNDS

APPENDIX B TO INVESTMENT MANAGEMENT AGREEMENT

FEE SCHEDULE

     A cash fee computed each day on the net asset value for each Fund at the annual rate listed below:

Ivy Asset Strategy Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Balanced Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Capital Appreciation Fund
Net Assets	Fee
Up to $1 billion	0.65% of net assets
Over $1 billion and up to $2 billion	0.60% of net assets
Over $2 billion and up to $3 billion	0.55% of net assets
Over $3 billion	0.50% of net assets

Ivy Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets
Over $5 billion and up to $6 billion	0.525% of net assets
Over $6 billion	0.50% of net assets

Ivy Cundill Global Value Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Dividend Opportunities Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Energy Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy European Opportunities Fund
Net Assets	Fee
Up to $250 million	1.00% of net assets
Over $250 million and up to $500 million	0.85% of net assets
Over $500 million	0.75% of net assets

Ivy Global Bond Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets

Ivy Global Natural Resources Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy High Income Fund
Net Assets	Fee
Up to $500 million	0.625% of net assets
Over $500 million and up to $1 billion	0.60% of net assets
Over $1 billion and up to $1.5 billion	0.55% of net assets
Over $1.5 billion	0.50% of net assets

Ivy International Balanced Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy International Core Equity Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets

Ivy International Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.70% of net assets

Ivy Large Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

Ivy Limited-Term Bond Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion	0.35% of net assets

Ivy Managed European/Pacific Fund

     A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Managed International Opportunities Fund

     A cash fee computed each day on the net assets of the Fund at the annual rate of 0.05% of net assets.

Ivy Micro Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.95% of net assets
Over $1 billion and up to $2 billion	0.93% of net assets
Over $2 billion and up to $3 billion	0.90% of net assets
Over $3 billion	0.86% of net assets

Ivy Mid Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Money Market Fund

     A cash fee computed each day on net asset value for the Fund at the annual rate of 0.40% of net assets.

Ivy Mortgage Securities Fund
Net Assets	Fee
Up to $500 million	0.50% of net assets
Over $500 million and up to $1 billion	0.45% of net assets
Over $1 billion and up to $1.5 billion	0.40% of net assets
Over $1.5 billion	0.35% of net assets

Ivy Municipal Bond Fund
Net Assets	Fee
Up to $500 million	0.525% of net assets
Over $500 million and up to $1 billion	0.50% of net assets
Over $1 billion and up to $1.5 billion	0.45% of net assets
Over $1.5 billion	0.40% of net assets

Ivy Pacific Opportunities Fund
Net Assets	Fee
Up to $500 million	1.00% of net assets
Over $500 million and up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Real Estate Securities Fund
Net Assets	Fee
Up to $1 billion	0.90% of net assets
Over $1 billion and up to $2 billion	0.87% of net assets
Over $2 billion and up to $3 billion	0.84% of net assets
Over $3 billion	0.80% of net assets

Ivy Science & Technology Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Small Cap Growth Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Small Cap Value Fund
Net Assets	Fee
Up to $1 billion	0.85% of net assets
Over $1 billion and up to $2 billion	0.83% of net assets
Over $2 billion and up to $3 billion	0.80% of net assets
Over $3 billion	0.76% of net assets

Ivy Value Fund
Net Assets	Fee
Up to $1 billion	0.70% of net assets
Over $1 billion and up to $2 billion	0.65% of net assets
Over $2 billion and up to $3 billion	0.60% of net assets
Over $3 billion	0.55% of net assets

IVY

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.
Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.
Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.
Vote by Live Telephone: Call 1-866-450-8587 to speak directly to a representative.

999 999 999 999 99 !
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FUND NAME PRINTS HERE	SPECIAL MEETING OF THE SHAREHOLDERS JANUARY 15, 2009

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IVY FUNDS AND THE BOARD OF DIRECTORS OF IVY FUNDS, INC.
The undersigned, having received Notice of the January 15, 2009 Special Meeting of Shareholders of each fund in Ivy Funds (the “Trust”) and each fund in Ivy Funds, Inc. (the “Corporation”) (collectively, the “Funds”), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on January 15, 2009 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or the Secretary of the Corporation, as applicable, or by voting in person at the Special Meeting.

ê
Dated: __________________, ____

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.
ê		ê	IVY-MM

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF IVY FUNDS AND THE BOARD OF DIRECTORS OF IVY FUNDS, INC.
RECOMMEND A VOTE “FOR” THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.	To approve the reorganization of each series of Ivy Funds and each series of Ivy Funds, Inc. into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	IVY-MM	ê

IVY FUNDS P.O. BOX 9142 FARMINGDALE, NY 11735

	!	This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.
999 999 999 999 99
SPECIAL MEETING OF THE SHAREHOLDERS JANUARY 15, 2009

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IVY FUNDS AND THE BOARD OF DIRECTORS OF IVY FUNDS, INC.
The undersigned, having received Notice of the January 15, 2009 Special Meeting of Shareholders of each fund in Ivy Funds (the “Trust”) and each fund in Ivy Funds, Inc. (the “Corporation”) (collectively, the “Funds”), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 6300 Lamar Avenue, Overland Park, Kansas on January 15, 2009 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or the Secretary of the Corporation, as applicable, or by voting in person at the Special Meeting.

ê
Dated: ____________________, _____

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.
ê		ê	Ivy Funds EZ - MM

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

FOUR EASY WAYS TO VOTE
To vote by Live Telephone	To vote by Telephone	To vote by Internet	To vote by Mail
1) Call 1-866-776-7030 to speak directly to a representative.	1) Read the Proxy Statement and have the Consolidated Proxy Card at hand. 2) Call 1-888-221-0697. 3) Follow the recorded instructions.	1) Read the Proxy Statement and have the Consolidated Proxy Card at hand. 2) Go to www.proxyweb.com 3) Follow the on-line instructions.	1) Read the Proxy Statement. 2) Check the appropriate boxes on the reverse side. 3) Sign and date the Proxy Card. 4) Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

INDIVIDUAL BALLOTS
On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

	NOTE:	If you choose to vote each account separately, do not return the Consolidated Proxy Card above.
ê
Dated: ____________________, _____

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.
ê		ê	Ivy Funds Ind - MM

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF IVY FUNDS AND THE BOARD OF DIRECTORS OF IVY FUNDS, INC.
RECOMMEND A VOTE “FOR” THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve the reorganization of each series of Ivy Funds and each series of Ivy Funds, Inc. into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Ivy Funds EZ - MM
ê		ê

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS ▼

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

	000 0000000000 000 0					000 0000000000 000 0

	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!		JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!

	FUND NAME PRINTS HERE					FUND NAME PRINTS HERE

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1.	To approve the reorganization of each series of Ivy Funds and each series of Ivy Funds, Inc. into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐	1.	To approve the reorganization of each series of Ivy Funds and each series of Ivy Funds, Inc. into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐

	000 0000000000 000 0					000 0000000000 000 0

	JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!		JOHN Q. PUBLIC 123 MAIN STREET ANYTOWN, MA 02030	999 999 999 999 99		!

	FUND NAME PRINTS HERE					FUND NAME PRINTS HERE

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

1.	To approve the reorganization of each series of Ivy Funds and each series of Ivy Funds, Inc. into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐	1.	To approve the reorganization of each series of Ivy Funds and each series of Ivy Funds, Inc. into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐

Ivy Funds Ind - MM

IVY FUNDS
FOUR WAYS TO VOTE YOUR PROXY

     The accompanying proxy statement discusses important matters affecting Ivy Funds. Please take time to read the proxy statement, then cast your vote. There are four easy ways to vote. Choose the method that’s most convenient for you.

1.

Vote on the Internet. Visit the website – www.proxyweb.com and enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts. Then follow the voting instructions that will appear.

2.

Vote by telephone. Call our dedicated voting number – 1-888-221-0697. This is a toll free call and the voting site is open 24 hours a day, 7 days a week. Enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts and follow the voice prompts to record your vote.

3.

Vote by live telephone. Call our dedicated proxy voting toll-free number 1-866-776-7030 and speak directly to a representative. This service is available Monday through Friday 9:30 a.m. to 9:00 p.m., Saturday 10:00 a.m. - 6:00 p.m. Eastern time.

4.	Vote by mail. Simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. NOTE: Please do not return your proxy cards if you vote by phone or Internet.

The InvestEd Plan, a Section 529 college savings plan, invests in Class E Shares. Please note that the Arizona Commission for Postsecondary Education is responsible for casting votes for Class E Shares. See page 69 of the Proxy Statement.

Remember - your vote matters.
Please vote today!

IVY-V-MM